HUNTINGTON FUNDS

                               INVESTMENT A SHARES
                               INVESTMENT B SHARES
                                  TRUST SHARES
                                INTERFUND SHARES
                                       OF
                          HUNTINGTON MONEY MARKET FUND
                   HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
                     HUNTINGTON FLORIDA TAX-FREE MONEY FUND
                   HUNTINGTON U.S. TREASURY MONEY MARKET FUND
                             HUNTINGTON GROWTH FUND
                          HUNTINGTON INCOME EQUITY FUND
                         HUNTINGTON ROTATING INDEX FUND
                        HUNTINGTON DIVIDEND CAPTURE FUND
                      HUNTINGTON INTERNATIONAL EQUITY FUND
                        HUNTINGTON MID CORP AMERICA FUND
                           HUNTINGTON NEW ECONOMY FUND
                       HUNTINGTON MORTGAGE SECURITIES FUND
                          HUNTINGTON OHIO TAX-FREE FUND
                        HUNTINGTON MICHIGAN TAX-FREE FUND
                     HUNTINGTON FIXED INCOME SECURITIES FUND
                 HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
           HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information contains information which may be of interest to investors in the Huntington Funds (the "Trust") but which is not included in the applicable Prospectuses for Investment A Shares, Investment B Shares, Trust Shares, or Interfund Shares. This Statement of Additional Information is not a prospectus and is only authorized for distribution when accompanied or preceded by the applicable Prospectuses dated May 1, 2002, for Investment A Shares, Investment B Shares, Trust Shares, and Interfund Shares. This Statement of Additional Information should be read together with the applicable Prospectuses. Investors may obtain a free copy of a Prospectus by writing the Funds at, Huntington Funds, P.O. Box 8526, Boston, MA 02266, or by telephoning toll free the Huntington Funds at 800-253-0412. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.

                                      MAY 1, 2002


                                   TABLE OF CONTENTS
Definitions..................................................................4
INVESTMENT PRACTICES AND RISKS...............................................6
   Adjustable Rate Notes.....................................................6
   Asset-backed Securities (Non-mortgage)....................................6
   Common Stock..............................................................7
   Convertible Securities....................................................7
   Concentration Risk........................................................7
   Corporate Debt (Including Bonds, Notes and Debentures)....................8
   Credit (or Default) Risk..................................................8
   Credit-enhanced Securities................................................8
   Defensive Investments.....................................................8
   Dollar Roll Transactions..................................................9
   Equity Risk...............................................................9
   Equity Securities........................................................10
   Extension Risk...........................................................10
   Fixed Income Securities..................................................10
   Foreign Currency Options.................................................10
   Foreign Currency Transactions............................................11
   Forward Foreign Currency and Foreign Currency Futures Contracts..........12
   Foreign Securities.......................................................14
   Futures Contracts and Options on Futures Contracts.......................16
   Index - Based Investments................................................19
   Index Futures Contracts and Options on Index Futures Contracts...........20
   Interests in Other Limited Liability Companies...........................21
   Interest Rate Risk.......................................................21
   Lending Portfolio Securities.............................................21
   Liquidity Risk...........................................................22
   Market Risk..............................................................22
   Money Market Instruments.................................................23
   Bank Obligations.........................................................23
   Variable Rate Demand Notes...............................................24
   Money Market Mutual Funds................................................25
   Mortgage-related Securities..............................................25
            Mortgage Pass-through Securities................................27
            Adjustable Rate Mortgage Securities.............................27
            Derivative Mortgage Securities..................................27
   Options..................................................................29
   Preferred Stock..........................................................33
   Prepayment Risk..........................................................33
   Real Estate Investment Trusts............................................33
   Repurchase Agreements....................................................33
   Reverse Repurchase Agreements............................................34
   Restricted and Illiquid Securities.......................................34
   Security-specific Risk...................................................35
   Small Cap/special Equity Situation Securities............................35
   Tax-exempt Securities....................................................35
   U.S. Government Securities...............................................38
   U.S. Treasury Security Futures Contracts and Options.....................38
   Warrants.................................................................39
   When-issued and Delayed Delivery Transactions............................39
   Zero-coupon Securities...................................................40
   Special Risk Factors Applicable to the Ohio Tax-exempt Funds.............41
   Special Risk Factors Applicable to the Michigan Tax-free Fund............41
   Special Risk Factors Applicable to the Florida Tax-free Money Fund.......41
INVESTMENT RESTRICTIONS.....................................................41
   Portfolio Turnover.......................................................47
MANAGEMENT OF THE TRUST.....................................................48
   Trustees and Officers....................................................48
   Trustee Compensation.....................................................51
   Investment Adviser.......................................................51
   Approval of Investment Advisory Contract.................................54
   Sub-Advisers.............................................................55
   Glass-Steagall Act.......................................................56
   Portfolio Transactions...................................................56
   Brokerage Allocation and Other Practices.................................57
   Code of Ethics...........................................................58
   Administrator............................................................58
   Sub-Administrator........................................................59
   Financial Administrator..................................................60
   Administrative Services Agreement........................................60
   Expenses.................................................................60
   Distributor..............................................................61
   Distribution Plan (12b-1 Fees)...........................................61
   Custodian................................................................63
   Sub-Custodian............................................................63
   Transfer Agent and Dividend Disbursing Agent.............................63
   Independent Auditors.....................................................64
   Legal Counsel............................................................64
   Principal Holders of Securities..........................................64
SHAREHOLDER RIGHTS..........................................................76
   Other Purchase Information...............................................78
   Other Exchange Information...............................................80
   Other Redemption Information.............................................81
DETERMINATION OF NET ASSET VALUE............................................82
TAXES.......................................................................86
   Federal Income Taxation..................................................86
   State Taxation...........................................................90
DIVIDENDS AND DISTRIBUTIONS.................................................92
   Money Market Funds.......................................................92
   Other Funds..............................................................93
PERFORMANCE INFORMATION.....................................................93
   Money Market Funds.......................................................93
   Other Funds..............................................................95
   Tax-Equivalency Tables..................................................101
MICHIGAN TAX-FREE FUND.....................................................105
FLORIDA TAX-FREE MONEY FUND................................................107
FINANCIAL STATEMENTS.......................................................108
APPENDIX...................................................................108

                                      Definitions

For convenience, we will use the following terms throughout this SAI.

"1940 Act"           -- The Investment Company Act of 1940, as amended.

"Funds"              -- Each of the separate investment portfolios of the Trust.

"Tax-Exempt Funds"   -- Ohio   Municipal   Money  Market  Fund,   Ohio
                        Tax-Free Fund, Michigan Tax-Free Fund and Florida Tax-Free Money Fund.

"Money Market Funds" -- Money  Market Fund,  Ohio  Municipal  Money  Market
                        Fund, U.S. Treasury Money Market Fund and Florida Tax-Free Money Fund.

"Trust"              -- Huntington Funds.

"Huntington"         -- Huntington  Asset  Advisors,   Inc.,  the  Trust's
                        investment adviser.

"Independent Trustees"  --    Trustees who are not  "interested  persons" of
                        the Trust, as defined in the 1940 Act.

"NRSRO"              -- Nationally  Recognized  Statistical  Ratings
                        Organization such as Moody's Investor Service or Standard and Poor's Ratings Group.

"Federated"          -- Federated Services Company, the Trust's administrator.

"Huntington Bank"       The  Huntington  National Bank,  the  sub-administrator
                        of the Funds.

"Prospectus"         -- Each of the separate Prospectuses of the Funds.

"SAI"                -- Statement of Additional Information.

"Edgewood"           -- Edgewood Services, Inc., the Trust's distributor.

     The Trust was organized as a Massachusetts business trust on February 10, 1987. Originally known as The Monitor Funds, the Trust's name was changed to the Huntington Funds on January 1, 1999.

     The Trust is an open-end, management investment company consisting of seventeen separate Funds with separate investment objectives and policies. Each of these Funds, except the Tax-Exempt Funds, is diversified. The Funds may offer one or more of the following classes of shares: Investment A Shares, Investment B Shares, and Trust Shares. In addition, the Money Market Fund offers Interfund Shares. This SAI relates to all classes of shares.

                            INVESTMENT PRACTICES AND RISKS

     The Prospectuses discuss the principal investment strategies and risks of investing in each of the Funds. Below you will find more detail about the types of investments and investment practices permitted by each Fund, including those which are not part of a Fund's principal investment strategy. In addition, we have included discussions relating to the special risks associated with investment in each of the Tax-Exempt Funds.

Adjustable Rate Notes



     Consistent with its investment objective, policies, and restrictions, each Fund may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's non fundamental 15% limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.



     Asset-backed Securities (Non-mortgage) Consistent with its investment objective, policies and restrictions, certain Funds may invest in asset-backed securities. Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

     The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

Common Stock

     Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

       Each of the Equity Funds may invest in common stock.

Convertible Securities

     Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in its investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

       Each of the Equity Funds may invest in convertible securities.

Concentration Risk

     When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region, it is subject to increased risk. As is the case with respect to each of the Single State Funds, performance will generally depend on the region's performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region may have a greater effect on these Funds.


     Corporate Debt (Including Bonds, Notes and Debentures) Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more nationally recognized statistical rating organizations. See the Appendix to this SAI for a description of these ratings.

     Each of the Funds, except the U.S. Treasury Money Market Fund, the Rotating Index Fund and the Growth Fund, may invest in corporate bonds.

Credit (or Default) Risk

     To the extent that a Fund invests in corporate debt, U.S. Government securities, mortgage-related securities or other fixed income securities, it is subject to the risk that an issuer of those securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk," -- the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which a Fund may enter. Securities rated below investment grade are particularly subject to credit risk.

Credit-enhanced Securities

     Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, Huntington evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer") rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

     All of the Funds may invest in credit-enhanced securities. The Money Market Funds are subject to the diversification requirements relating to credit-enhanced securities imposed by Rule 2a-7 of the 1940 Act. The Ohio Municipal Money Market Fund may not invest, with respect to 75% of its total assets, more than 10% of its total assets in the credit-enhanced securities of one credit enhancer.

Defensive Investments

     At times Huntington may determine that conditions in securities markets may make pursuing a Fund's principal investment strategies inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these temporary "defensive" strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. In the case of the Single State Funds, a Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

Dollar Roll Transactions

     A dollar roll transaction is a transactions through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

     Only the Mortgage Securities Fund engages in dollar roll transactions with respect to its mortgage-related securities.

Equity Risk

     Equity risk is the risk that stock prices will fall quickly and dramatically over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and period of falling prices. Often, dramatic movements in prices occur in response to reports of a company's earnings, economic statistics or other factors which affect an issuer's profitability.

     To the extent that a Fund invests in smaller capitalization stocks, it may be subject to greater risks than those associated with investment in larger, more established companies. Small companies tend to have limited product lines, markets or financial resources, and may be dependent on a small management group. Small company stocks may be subject to more abrupt or erratic price movements, for reasons such as lower trading volumes, greater sensitivity to changing conditions and less certain growth prospects. Additionally, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks also tend to be subject to greater liquidity risk, particularly during periods of market disruption, and there is often less publicly available information concerning these securities.

Equity Securities

     Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which Huntington believes have common stock characteristics, such as rights and warrants.

Extension Risk

     Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Fixed Income Securities

     Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (Also See "Options")

     Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called "OTC options"), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when Huntington believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See "Foreign Currency Transactions."

     Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors maybe disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     Each of the Growth Fund, Income Equity Fund, Rotating Index Fund, International Equity Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund may invest in foreign currency options.

Foreign Currency Transactions

     Foreign currency transactions include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see "Forward Foreign Currency and Foreign Currency Futures Contracts"), and purchasing and selling options on foreign currencies (see "Foreign Currency Options"). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

     Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging."

     Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to "lock in" the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

     Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

     Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     Each of the Growth Fund, Income Equity Fund, Rotating Index Fund, International Equity Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund may use foreign currency transactions.

Forward Foreign Currency and Foreign Currency Futures Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

     Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging." See "Foreign Currency Transactions."

     Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency a Fund is obligated to deliver.

     When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligation.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

     Each of the Growth Fund, Income Equity Fund, Rotating Index Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund may invest in forward foreign currency and foreign currency futures contracts.

Foreign Securities (including Emerging Markets)

     Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Funds may invest in depositary receipts. The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian
Development Bank. Investment in foreign securities is subject to a number of special risks.

     Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

     There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

     In  addition,  with  respect  to  certain  foreign  countries,  there  is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

     On January 1, 1999, the European Monetary Market Union ("EMU") introduced a new single currency, the euro, which replaced the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") was created to manage the monetary policy of the new unified region. On the same day, exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by coins and banks notes by the middle of 2002.

     The International Equity Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund.

     Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

     Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many of such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund's incurring additional costs and delays in the transportation and custody of such securities.

     Each of the Growth Fund, Income Equity Fund, Rotating Index Fund, Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income
Securities Fund may invest in foreign securities. Each of the Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund, however, may only invest up to 10% of its net assets in non-U.S. dollar-denominated bonds.

Futures Contracts and Options on Futures Contracts

     A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a "long" position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a "short" position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when Huntington expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

     Successful use by a Fund of futures contracts on debt securities is subject to Huntington's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

     Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. Huntington will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

     Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Huntington's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Huntington may still not result in a successful hedging transaction over a very short time period.

     Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Index - Based Investments

     Index-Based Investments, such as Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), World Equity Benchmark Shares ("WEBS"), and Dow Jones DIAMONDS ("Diamonds"), are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

     A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"),
(b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

     Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.


Index Futures Contracts and Options on Index Futures Contracts

     A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier." A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

     The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

     All of the Funds may utilize index futures or options on index futures.

Interests in Other Limited Liability Companies

     The International Equity Fund may invest in entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States which may issue securities comparable to common or preferred stock.

Interest Rate Risk

     Interest rate risk is the risk that changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in bond values, while a fall in interest rates typically causes a rise in bond values. Fixed income securities with longer maturities are more susceptible to changes in value due to interest rate changes than are those with shorter maturities.

     Recent market experience has shown that certain derivative mortgage securities have a higher degree of interest rate risk and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices which are unacceptable to the Adviser based on market conditions.

Lending Portfolio Securities

     In order to generate additional income, each of the Funds may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions selected by Huntington and approved by the Trustees. In determining whether to lend to a particular broker, dealer or financial institution, Huntington will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Consistent with SEC guidelines, any loans made will be continuously secured by collateral in cash, U.S. government obligations or other high-quality debt obligations at least equal to 100% of the value of the securities on loan. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund, except the Rotating Index Fund, Dividend Capture Fund, International Equity Fund, Mid Corp America Fund and New Economy Fund, may not exceed 20% of the Fund's total assets. As a matter of non-fundamental policy, the Rotating Index Fund, Dividend Capture Fund, International Equity Fund, Mid Corp America Fund and New Economy Fund may each lend portfolio securities in an amount representing up to 33 1/3% of the value of their total assets.

     While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

     One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Liquidity Risk

     Certain securities may be difficult or impossible to sell at the time and price that a Fund would like. A Fund may have to accept a lower price, sell other securities or forego an investment opportunity, and this could have a negative effect on performance. This risk applies to restricted securities, Rule 144A Securities certain over-the-counter options, securities not traded in the U.S. markets and other securities that may trade in U.S. markets but are not registered under the federal securities laws.

Market Risk

     Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.



Money Market Instruments

     Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

       Commercial Paper and Variable Amount Master Demand Notes

     Consistent with its investment objective, policies, and restrictions, each Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

     Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

     The commercial paper in which any of the Money Market Funds may invest is subject to the issuer diversification and quality restrictions imposed by Rule 2a-7 under the 1940 Act. The commercial paper in which the Mortgage Securities Fund may invest must be: (i) rated A-1 or better by Standard & Poor's Ratings Group ("S&P") or P-1 or better by Moody's Investors Service, Inc. ("Moody's"); or (ii) unrated, but issued by companies with outstanding debt issues rated AAA by S&P or Aaa by Moody's.

       Bank Obligations

     Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, time deposits and similar securities.

     Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

     Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

     Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

     The Money Market Fund, Ohio Municipal Money Market Fund and Florida Tax-Free Money Fund may only invest in bank obligations issued by domestic banks and U.S. branches of foreign banks subject to U.S. banking regulation. In addition, at the time of the investment, the issuing bank must have capital, surplus and undivided profits in excess of $100 million. Issuing banks of obligations in which the Mortgage Securities Fund invests must have capital, surplus and undivided profits in excess of $1 billion.

     The Michigan Tax-Free Fund is limited to investing only in dollar-denominated obligations of: (i) U.S., Canadian, Asian or European banks with at least $500 million in total assets; or (ii) U.S. savings and loan associations with at least $1 billion in total assets.

       Variable Rate Demand Notes

     Variable  rate  demand  notes  ("VRDNs")  are  unsecured,   direct  lending
arrangements between a Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

     VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, a Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days' notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which a Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

     Each of the Funds may only invest in VRDNs which satisfy its credit requirements for commercial paper.

     Other instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on heir last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including TRs, TIGRs and CATS; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Money Market Mutual Funds

     Except under limited circumstances or pursuant to an exemptive relief from the Securities and Exchange Commission, a Fund may not invest more than 10% of its total assets at any one time in the shares of other funds, 5% of its total assets in the shares of any one mutual fund, or more than 3% of the shares of any one fund. When a Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly.

     Pursuant to an exemptive order, dated July 24, 2001, received from the SEC, each of the Growth Fund, the Income Equity Fund, the Rotating Index Fund, the Dividend Capture Fund, the International Equity Fund, the Mid Corp America Fund, the New Economy Fund, (collectively the "Equity Funds") the Mortgage Securities Fund, the Fixed Income Securities Fund, the Short/Intermediate Fixed Income Securities Fund (collectively the "Income Funds"), may invest up to 25% of their respective total assets in Interfund shares of the Huntington Money Market Fund. The Rotating Index Fund may invest all of its assets in shares of any one-investment company.

Mortgage-related Securities

     Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. Ginnie Maes are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

     The Mortgage Securities Fund, Fixed Income Securities Fund, Intermediate Government Income Fund and Short/Intermediate Fixed Income Securities Fund may invest in mortgage-related securities issued by the U.S. government, its agencies or instrumentalities, and the derivative mortgage securities described above. In addition, the Mortgage Securities Fund may invest in mortgage-related securities issued by private entities.

       Mortgage Pass-through Securities

     Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

       Adjustable Rate Mortgage Securities

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

     ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

       Derivative Mortgage Securities

     Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as "CMOs." Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

     The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

     An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

     Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

     The Mortgage Securities Fund will invest only in CMOs which are issued by agencies or instrumentalities of the U.S. government or CMOs issued by private organizations which are rated AAA by an NRSRO.

     Stripped mortgage-backed securities ("SMBSs") may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, Huntington intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a Fund's portfolio, while continuing to pursue current income.

Options

     A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. A Fund may write combinations of covered puts and calls on the same underlying security.

     In general, a Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

     The premium received from writing a put or call option, increases a Fund's return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price regardless of any decline in the underlying security's market price.

     By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

     A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

     In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

     In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

     Each of the Equity and Income Funds may write or purchase put and call options. All call options written must be covered.

     The successful use of options depends on the ability of Huntington to forecast interest rate and market movements. For example, if a Fund were to write a call option based on Huntington's expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on Huntington's expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

     The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

     The effective use of options also depends on the Fund's ability to terminate option positions at times when Huntington deems it desirable to do so. Although a Fund will take an option position only if Huntington believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

     The Funds generally expect that their options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter ("OTC") markets. A Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Huntington, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt its normal operations.

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

     Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

     Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Huntington believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of Huntington may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

     Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

       Each of the Equity Funds may invest in preferred stock.

Prepayment Risk

     Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held is "prepaid" earlier than expected. A Fund which holds mortgage-related securities which are prepaid must reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on a Fund: (1) when interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, income will be reduced; and (2) when interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

     Recent market experience has shown that certain derivative mortgage securities have a higher degree of prepayment risk and, as a result, the prices of such securities may be highly volatile.

Real Estate Investment Trusts

     The Dividend Capture Fund, the Mortgage Securities Fund and the International Equity Fund may invest in real estate investment trusts ("REITs"). REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Repurchase Agreements

     Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller's obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund's interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Adviser will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Adviser to determine when to request additional collateral from the seller.

     If a seller defaults on its repurchase obligation, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Reverse Repurchase Agreements

     Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Restricted and Illiquid Securities

     Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

     Section 4(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Trust intends, therefore, with respect to the Money Market Fund's investments, to treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Trust intends not to subject such paper to any limitation applicable to restricted securities.

     Each of the Funds may invest in illiquid securities (including restricted securities, repurchase agreements providing for settlement on more than seven days' notice and OTC options). Except for the Florida Tax-Free Money Fund, the Intermediate Government Income Fund, the Rotating Index Fund, the Dividend Capture Fund, the International Equity Fund, the Mid Corp America Fund, and the New Economy Fund, none of the Funds will invest more than 10% of its total assets in such securities. The Florida Tax-Free Money Fund is limited to 10% of its net assets, while the Intermediate Government Income Fund, the Rotating Index Fund, the Dividend Capture Fund, the International Equity Fund, the Mid Corp America Fund, and the New Economy Fund may each invest up to 15% of their total assets in illiquid securities.

Security-specific Risk

     Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

Small Cap/Special Equity Situation Securities

     Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 Small Cap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Funds' investments are significant.

Tax-exempt Securities

     Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

     Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

     Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

     Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs") and bond anticipation notes ("BANs"). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

     Private activity bonds (sometimes called "industrial development bonds") may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of a Fund which invests in private activity bonds, if such investor is a "substantial user" of facilities which are financed by private activity bonds or industrial development bonds or a "related person" of such a substantial user.

     Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

     Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the municipal obligation plus accrued interest. Huntington will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation,
(2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Fund which purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

     Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

     The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

     Each of the Income Funds, the Ohio Municipal Money Market Fund and the Florida Tax-Free Money Fund may invest in tax-exempt securities. The Ohio Tax-Free Fund may not invest in private activity bonds if the interest is treated as a preference item for purposes of the federal alternative minimum tax. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Tax-Exempt Funds.

U.S. Government Securities

     U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

     Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

     Other such obligations are only supported by: the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

     All of the Funds may invest in U.S. Government securities and may use them for defensive purposes.

U.S. Treasury Security Futures Contracts and Options

     U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. U.S. Treasury security futures contracts and options on such contracts are used to hedge against movements in the value of tax-exempt securities.

     Successful use of U.S. Treasury security futures contracts depends on the ability to predict the direction of interest rate movements and the effects of other factors on the value of debt securities. For example, the sale of U.S. Treasury security futures contracts is used to hedge against the possibility of an increase in interest rates which would adversely affect the value of tax-exempt securities held in a Fund's portfolio. If, unexpectedly, the prices of the tax-exempt securities increase following a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

     There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling U.S. Treasury securities futures and the value of U.S. Treasury securities subsequently increases while the value of its tax-exempt securities decreases, the Fund will incur losses on both its U.S. Treasury security futures contracts and its tax-exempt securities. Huntington will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely.

     Each of the Tax-Exempt Funds may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of Huntington, price movements in U.S. Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge.

Warrants

     Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

     Each of the Equity Funds may invest in warrants.

When-issued and Delayed Delivery Transactions

     When-issued and delayed delivery transactions are arrangements through which a Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund's records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller's failure to complete a transaction may cause a Fund to miss a desired price or yield. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. Huntington may choose to dispose of a commitment prior to settlement.

     With the exception of the Mortgage Securities Fund, which may invest up to 35% of its total assets in securities purchased on a when-issued or delayed delivery basis, the Dividend Capture Fund, the Mid Corp America Fund, and the New Economy Fund, which may invest up to 25% of their total assets in securities purchased on a when-issued or delayed delivery basis, and the International Equity Fund, which has no such restriction on total assets, none of the Funds intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

     All  of  the  Funds  may  engage  in  when-issued   and  delayed   delivery
transactions.

Zero-coupon Securities

     Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of
Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons maybe sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     Each of the Income Funds may invest in zero-coupon securities.

Special Risk Factors Applicable to the Ohio Tax-exempt Funds

     Since the Funds invest primarily in issuers from Ohio, the Funds may be subject to additional risks compared to funds that invest in multiple states. Ohio's economy is relatively diversified across the manufacturing, agriculture and services sectors. However, the manufacturing sector, in particular automobile manufacturing related industries, is still a major employer within Ohio and exposes the state to the economic dislocations which occur within cyclical industries.

Special Risk Factors Applicable to the Michigan Tax-free Fund

     Since the Fund invests primarily in issuers from Michigan, the Fund may be subject to additional risks compared to funds that invest in multiple states. Although it has diversified, Michigan's economy is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect the economy of the state.

Special Risk Factors Applicable to the Florida Tax-free Money Fund

     Since the Fund invests primarily in issuers located in Florida, the Fund may be subject to additional risks compared to funds that invest in multiple states. Florida's economy is centered on the trade and services industry; it is also influenced by agriculture and tourism, which is the main driver of the state's economy.

                                INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding shares of a Fund.

     All funds (except The Rotating Index Fund, The Dividend Capture Fund, The International Equity Fund, The Mid Corp America Fund, and The New Economy Fund)

(1) Except for the Tax-Exempt Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations).

(2)  Purchase more than 10% of the voting securities of any issuer.

(3) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Tax-Exempt Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development other than state-wide, national or international development) affecting one such municipal obligation would also affect others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

(4) Loan more than 20% of the Funds' portfolio securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

(5) For all Funds except the Florida Tax-Free Money Fund, invest more than 10% (15% in the case of the Government Income Fund) of the value of its total assets in illiquid securities including restricted securities, repurchase agreements of over seven days' duration and OTC options. The Florida Tax-Free Money Fund will not invest more than 10% of the value of its net assets in such illiquid securities. The Money Market Fund will not include in this limitation commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.

(6) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for an indebtedness, except that each of the Michigan Tax-Free Fund, Intermediate Government Income Fund and Florida Tax-Free Money Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or defensive purposes and those borrowings may be secured by the pledge of not more than 15% (10% for the Florida Tax-Free Money Fund) of the current value of its total net assets (but investments may not be purchased by these Funds while any such borrowings are outstanding).

(7) Invest more than 5% of its total assets in securities of any issuer which, together with any predecessor, has been in operation for less than three years.

(8) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(9) Purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs provided, however, that the Funds may invest in futures contracts for bona fide hedging transactions, as defined in the General Regulations under the Commodity Exchange Act, or for other transactions permitted to entities exempt from the definition of the term commodity pool operator, as long as, immediately after entering a futures contract no more than 5% of the fair market value of the Funds' assets would be committed to initial margins.

(10) Purchase securities on margin or effect short sales (except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

(11) Engage in the business of underwriting securities issued by others or purchase securities, other than time deposits and restricted securities (i.e., securities which cannot be sold without registration or an exemption from registration), subject to legal or contractual restrictions on disposition.

(12) Make loans to any person or firm except as provided below; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than A by Moody's or S&P, or the equivalent, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into repurchase agreements. However, each of the Funds may lend its portfolio securities to brokers, dealers or other institutional investors deemed by Huntington, the Trust's manager, pursuant to criteria adopted by the Trustees, to be creditworthy if, as a result thereof, the aggregate value of all securities loaned does not exceed 20% (5% in the case of the Michigan Tax-Free Fund) of the value of total assets and the loan is collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Such transactions will comply with all applicable laws and regulations.

(13) Purchase from or sell portfolio securities to officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Funds, including its investment manager and its affiliates, except as permitted by the Investment Company Act of 1940 and exemptive Rules or Orders thereunder.

(14) Issue senior securities.

(15) Purchase or retain the securities of any issuer if, to the Funds' knowledge, one or more of the officers, directors or Trustees of the Trust, the investment adviser or the administrator, individually own beneficially more than one-half of one percent of the securities of such issuer and together own beneficially more than 5% of such securities.

(16) Purchase the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition and except as permitted pursuant to Section 12(d)(1) of the 1940 Act.

(17) Under normal circumstances, the Ohio Tax-Free Fund will invest its assets to that at least 80% of the income it distributes will be exempt from federal income tax and Ohio state income tax.

(18) Under normal circumstances, the Michigan Tax-Free Fund will invest its assets so that as least 80% of the income it distributes will be exempt from federal income tax and Michigan state income tax.

(19) Under normal circumstances, the Florida Tax-Free Money Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax. If the Fund name includes the word "tax-free" the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax.

(20) Under normal circumstances, the Ohio Municipal Money Market Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities.

     All percentage limitations on investments will apply at the time of the making of an investment and should not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The Rotating Index Fund, the Dividend Capture Fund, the International Equity Fund, the Mid Corp America Fund, and the New Economy Fund:

(1) May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

     The fundamental limitations of the Rotating Index Fund, the Dividend Capture Fund, the International Equity Fund, the Mid Corp America Fund, and the New Economy Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund's non-fundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

     Note, with respect to the Rotating Index Fund, the Fund will not invest more than 25% of its total assets in the securities of exchange traded funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in exchange traded funds, the Fund indirectly may invest more than 25% of its assets in one industry, and (ii) the Fund will concentrate more than 25% of its assets in the investment company industry.

     1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

     Additionally, the 1940 Act limits the Funds ability to borrow money prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.


The following are non-fundamental policies of the indicated Fund:

U.S. Treasury Money Market Fund*

o at least 80% of total assets invested in direct obligations of the U.S. Treasury and repurchase agreements collateralized by such obligations.

Income Equity Fund*

o under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in equity securities.

Mortgage Securities Fund

o under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in mortgage-related securities, including mortgage real estate investment trusts ("REITs").

Fixed Income Securities Fund*

o under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in fixed income securities.

Intermediate Government Income Fund*

o under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in U.S. government securities.

International Equity Fund*

o under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in equity securities.

* These Funds will provide shareholders with at least 60 days prior notice of any change in this policy as required by SEC rule 35d-1. This policy shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1.

     The following investment limitations of the Rotating Index Fund, the Dividend Capture Fund, the International Equity Fund, the Mid Corp America Fund, and the New Economy Fund are non-fundamental policies. The funds may not:

(1)  Invest in companies for the purpose of exercising control.

(2) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

(3) Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.

(4) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

(5) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

(6) Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(7) Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or the Adviser owns beneficially more than 1/2 or 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 or 1% of such shares or securities together own more than 5% of such shares or securities.

(8) Invest in interest in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

Portfolio Turnover

     The portfolio turnover rate of a Fund is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Funds will have no portfolio turnover. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

     For the fiscal years ended December 31, 2001 and 2000, the portfolio turnover rates for each of the following Funds were as follows:

Fund                                                              2001      2000
----                                                              ----      ----

Growth Fund.......................................................12%       24%
Income Equity Fund................................................ 33%      41%
Rotating Index Fund...............................................  0%      N/A
Dividend Capture Fund.............................................172%      N/A
International Equity Fund.........................................121%      N/A
Mid Corp America Fund............................................. 11%      N/A
New Economy Fund.................................................. 45%      N/A
Mortgage Securities Fund.......................................... 25%       9%
Ohio Tax-Free Fund................................................ 39%       1%
Michigan Tax-Free Fund............................................ 100%      0%
Fixed Income Securities Fund...................................... 149%     28%
Intermediate Government Income Fund...............................  64%     24%
Short/Intermediate Fixed Income Securities Fund...................  65%     29%

     Portfolio turnover for the Michigan Tax-Free Fund increased in 2001 because the portfolio manager restructured the portfolio and extended the average weighted maturity to take advantage of lower federal funds rates. This resulted in a more balanced portfolio with laddered maturities and higher coupons. Portfolio turnover for the Fixed Income Securities Fund was higher in 2001 as the portfolio manager improved the structure, liquidity and quality of the portfolio. The Fund was positioned for the final stages of the Federal Reserve easing cycle, a bias towards higher yields and improving portfolio fundamentals.

                                MANAGEMENT OF THE TRUST

Trustees and Officers

     The Trustees and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the immediately following table. The business address of the persons listed below is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA.

-----------------------------------------------------------------------------------------
                                                                      Number
                                                                      of
                                                                      Portfolios
                                                                      in Fund
             Positions  Term of                                       Complex  Other
   Name,     held with  Office;                                       Overseen Director-
  Address,   Huntington Length of                                     by       ships
  and Age      Funds    Time         Principal Occupation(s) During   Trustee  Held By
                          Served              Past 5 Years                      Trustee
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

David S.     Trustee    Indefinite;Since 1965, Chairman of the           23      None
Schoedinger             5/90 -     Board, Schoedinger Funeral
Birth date:             present    Service.  Since 1987, CEO,
November                           Schoedinger Financial Services,
27, 1942                           Inc.  From 1992 to 1993,
                                   President, Board of Directors of
                                   National Selected Morticians
                                   (national trade association for
                                   morticians).

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

John M.      Trustee,   Indefinite;Retired; Formerly: Member,            23      None
Shary        Chairman   10/91 -    Business Advisory Board,
Birth date:  of the     present    HIE-HEALTHCARE.COM (formerly
November     Board                 Hublink, Inc.)
30, 1930                           (1993-1997)(database integration
                                   software); Member, Business
                                   Advisory Board, Mind Leaders,
                                   Inc. (formerly DPEC - Data
                                   Processing Education Corp.)
                                   (1993-1996) (data processing
                                   education); Member, Business
                                   Advisory Board, Miratel
                                   Corporation (1993-1995)(research
                                   and development firm for CADCAM);
                                   Chief Financial Officer of OCLC
                                   Online Computer Library Center,
                                   Inc. (1978-1993); Member, Board
                                   of Directors, Applied Information
                                   Technology Research Center
                                   (1987-1990); Member, Board of
                                   Directors, AIT (1987-1990)
                                   technology.

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Thomas J.
Westerfield  Trustee    Indefinite;Since April 1993, Of Counsel,         23      None
Birth date:             1/01-      Cors & Bassett LLC (law firm).
April 19,               present
1955

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

William R.   Trustee    Indefinite;Retired; Formerly, Corporate          23      None
Wise                    4/91-      Director of Financial Services
Birth date:             present    and Treasurer, Children's
October 20,                        Hospital, Columbus, Ohio;
1931                               Associate Executive Director and
                                   Treasurer, Children's Hospital,
                                   Columbus, Ohio (1985-1989).

-----------------------------------------------------------------------------------------


OFFICERS**

Name                                rincipal Occupation(s) and Previous Positions
Birth Date
Address
Positions Held with Trust          P
Daniel B. Benhase                  Principal Occupations: Executive Vice President,
Birth Date: November 23, 1959      Private Financial Group, Huntington Bancshares
---------------------------------  Incorporated (June 2000 to present).
41 South High Street
Columbus, OH                       Previous Positions: Executive Vice President of
PRESIDENT                          Firstar Corporation and Firstar Bank, N.A. (prior to
                                   June 2000).

Peter J. Germain                   Principal Occupations: Senior Vice President and
Birth Date: September 3, 1959      Director, Mutual Fund Services Division, Federated
Federated Investors Tower          Services Company.
1001 Liberty Avenue
Pittsburgh, PA                     Previous Positions: Senior Corporate Counsel,
VICE PRESIDENT                     Federated Investors, Inc.

James E. Ostrowski                 Principal Occupations: Vice President, Federated
Birth Date: November 13, 1959      Services Company.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA
VICE PRESIDENT AND TREASURER

Richard J. Thomas                  Principal Occupations: Treasurer of the Federated
Birth Date: June 17, 1954          Fund Complex; Senior Vice President, Federated
Federated Investors Tower          Administrative Services.
1001 Liberty Avenue
Pittsburgh, PA                     Previous Positions: formerly: Vice President,
TREASURER                          Federated Administrative Services; held various
                                   management positions within Funds Financial Services
                                   Division of Federated Investors, Inc.

Gail C. Jones                      Principal Occupations: Vice President and Corporate
Birth Date: October 26, 1953       Counsel, Federated Services Company.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA
SECRETARY


**    Officers do not receive any compensation from the Fund(s).
------------------------------------------------------------------------------

COMMITTEES OF THE BOARD

      Audit Committee

     The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee is comprised of all four members of the Board of Trustees. The Audit Committee met three times during the past fiscal year.

      Nominating Committee

     The purpose of the Nominating Committee is to identify candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by Shareholders. The Nominating Committee is comprised of all four members of the Board of Trustees. Recommendations should be submitted to the Nominating Committee in care of Huntington Funds. The Nominating Committee met once during the past fiscal year.

OWNERSHIP OF SECURITIES

     As of December 31, 2001, each of the Trustees beneficially owned equity securities of the Trust and Family of Investment Companies as follows:

-----------------------------------------------------------------------------------------
          (1)                              (2)                             (3)
------------------------
                                                                     Aggregate Dollar
                                                                     Range of Equity
                            Dollar Range of Equity Securities       Securities in All
                                       in the Fund                Registered Investment
    Name of Trustee                                               Companies Overseen by
                                                                   Trustee in Family of
                                                                   Investment Companies

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
David S. Schoedinger     $0                                       >$100,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
John M. Shary            $0                                       $50,001 - $100,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Thomas J. Westerfield    $0                                       >$100,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
William R. Wise          $0                                       >$100,000
-----------------------------------------------------------------------------------------

Trustee Compensation

-----------------------------------------------------------------------------------------
                            Aggregate Compensation   Total Compensation from the Funds
                            from the Funds for the   and Fund Complex Paid to Trustees
 Name of Person, Position    Year Ending December     for the Year Ending December 31,
                                   31, 2001                         2001

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
David S. Schoedinger                $2,500                        $20,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
John M. Shary                       $2,500                        $25,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Thomas J. Westerfield               $2,500                        $20,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
William R. Wise                     $2,500                        $20,500
-----------------------------------------------------------------------------------------


Investment Adviser

     On May 12, 2001, The Huntington National Bank reorganized its investment advisory services and created Huntington Asset Advisors, Inc., a separate, wholly owned subsidiary of The Huntington National Bank. Huntington Asset Advisors, Inc. has replaced The Huntington National Bank as the investment advisor to the Huntington Funds. Following the reorganization, the management and investment advisory personnel of The Huntington National Bank that provided investment management services to Huntington Funds will continue to do so as the personnel of Huntington Asset Advisors, Inc. Additionally, Huntington Asset Advisors, Inc. is wholly owned and otherwise fully controlled by The Huntington National Bank. As a result, this transaction is not an "assignment" of the investment advisory contract (and sub-advisory contract) for purposes of the 1940 Act and, therefore, a shareholder vote is not required.

     The Huntington National Bank is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI") and is deemed to be controlled by HBI. With $28.5 billion in assets under management as of December 31, 2001, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including:
commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services.

     Under the investment advisory agreements between the Trust and Huntington (the "Investment Advisory Agreements"), Huntington, at its expense, furnishes a continuous investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust's Declaration of Trust and By-laws, and of the 1940 Act. In addition, Huntington makes decisions consistent with a Fund's investment objectives, policies, and restrictions, and such policies and instructions as the Trustees may, from time to time, establish.

     Each of the Funds pays advisory fees to Huntington based on a percentage of its average daily net assets as specified in the applicable Investment Advisory Agreement. During the fiscal years ended December 31, 2001, 2000 and 1999, Huntington collected the following fees:

Fund                               2001           2000            1999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Money Market Fund                  $2,825,526     $2,611,248      $2,635,149
Ohio Municipal Money Market Fund   $660,554   (1) $543,014    (1) $514,825   (1)
Florida Tax-Free Money Fund        $203,148   (2) $138,405    (2) $62,539    (2)
U.S. Treasury Money Market Fund    $987,951       $907,683        $947,595
Growth Fund                        $1,606,490     $1,860,489      $1,968,426
Income Equity Fund                 $1,323,474     $1,321,500      $1,453,087
Rotating Index Fund                $16,436    (3) N/A             N/A
Dividend Capture Fund              $85,488    (4) N/A             N/A
International Equity Fund          $174,904   (5) N/A             N/A
Mid Corp America Fund              $221,310   (6) N/A             N/A
New Economy Fund                   $53,721    (7) N/A             N/A
Mortgage Securities Fund           $173,263   (8) $142,124    (8) $106,668   (8)
Ohio Tax-Free Fund                 $244,148       $256,014        $304,895
Michigan Tax-Free Fund             $109,677   (9) $118,934    (9) $136,459   (9)
Fixed Income Securities Fund       $767,479       $780,087        $789,064
Intermediate   Government   Income $372,219   (10)$419,751    (10)$408,640  (10)
Fund
Short/Intermediate Fixed Income
Securities Fund                    $564,733       $577,816        $592,825



     (1) During the fiscal year ended December 31, 2001, gross advisory fees for the Ohio Municipal Money Market Fund were $660,554, of which $0 was voluntarily waived. During the fiscal year ended December 31, 2000, gross advisory fees for the Ohio Municipal Money Market Fund were $577,347, of which $34,333 was voluntarily waived. During the fiscal year ended December 31, 1999, gross advisory fees for the Ohio Municipal Money Market Fund were $617,790, of which $102,965 was voluntarily waived.

     (2) During the fiscal year ended December 31, 2001, gross advisory fees for the Florida Tax-Free Money Fund were $203,148, of which $0 was voluntarily waived. During the fiscal year ended December 31, 2000, gross advisory fees for the Florida Tax-Free Money Fund were $181,921, of which $43,516 was voluntarily waived. During the fiscal year ended December 31, 1999, gross advisory fees for the Florida Tax-Free Money Fund were $156,390, of which $93,851 was voluntarily waived. During the fiscal year ended 1999, Huntington paid $62,555 to Countrywide Investments, Inc. as sub-adviser to the Florida Tax-Free Money Fund.

     (3) For the period from the Fund's inception date of May 1, 2001, to December 31, 2001, gross advisory fees for the Rotating Index Fund were $16,436, of which $0 was voluntarily waived.

     (4) For the period from the Fund's inception date of March 1, 2001, to December 31, 2001, gross advisory fees for the Dividend Capture Fund were $85,488, of which $0 was voluntarily waived.

     (5) For the period from the Fund's inception date of March 1, 2001, to December 31, 2001, gross advisory fees for the International Equity Fund were $174,904, of which $0 was voluntarily waived.

     (6) For the period from the Fund's inception date of March 1, 2001, to December 31, 2001, gross advisory fees for the Mid Corp America Fund were $221,310, of which $0 was voluntarily waived.

     (7) For the period from the Fund's inception date of March 1, 2001, to December 31, 2001, gross advisory fees for the New Economy Fund were $53,721, of which $0 was voluntarily waived.

     (8) During the fiscal year ended December 31, 2001, gross advisory fees for the Mortgage Securities Fund were $173,263, of which $0 was voluntarily waived. During the fiscal year ended December 31, 2000, gross advisory fees for the Mortgage Securities Fund were $164,047, of which $21,923 was voluntarily waived. During the fiscal year ended December 31, 1999, gross advisory fees for the Mortgage Securities Fund were $177,558, of which $70,890 was voluntarily waived.

     (9) During the fiscal year ended December 31, 2001, gross advisory fees for the Michigan Tax-Free Fund were $109,677, of which $0 was voluntarily waived. During the fiscal year ended December 31, 2000, gross advisory fees for the Michigan Tax-Free Fund were $125,182, of which $6,248 was voluntarily waived. During the fiscal year ended December 31, 1999, gross advisory fees for the Michigan Tax-Free Fund were $158,673, of which $22,214 was voluntarily waived.

     (10) During the fiscal year ended December 31, 2001, gross advisory fees for the Intermediate Government Income Fund were $372,219, of which $0 was voluntarily waived. During the fiscal year ended December 31, 2000, gross advisory fees for the Intermediate Government Income Fund were $435,637, of which $15,886 was voluntarily waived. During the fiscal year ended December 31, 1999, gross advisory fees for the Intermediate Government Income Fund were $533,347, of which $52,707 was voluntarily waived.

     Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for each Fund. While there can be no assurance that the Adviser will choose to make such an agreement, any voluntary reductions in the Adviser's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

     The Investment Advisory Agreements provide that Huntington shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of Huntington.

     The Investment Advisory Agreements may be terminated without penalty with respect to any Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days' written notice, or by Huntington on 90 days' written notice. An Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Agreements also terminate without payment of any penalty in the event of its assignment. The Investment Advisory Agreements provide that they will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

     From time to time, the Adviser may use a portion of its investment advisory
fee  to  pay  for  certain   administrative   services   provided  by  financial
institutions on Investment A Shares or Investment B Shares of the Funds.

     Because of the internal controls maintained by Huntington to restrict the flow of non-public information, the Funds' investments are typically made without any knowledge of Huntington's or its affiliates' lending relationships with an issuer.

Approval of Investment Advisory Contract

     The investment advisory agreement (the "Agreement") with Huntington Asset Advisors, Inc.1 was formally considered by the Board of Trustees at meetings held in January, April and August of 2001, which included detailed discussions held outside the presence of fund management and the Adviser's personnel. In conducting its review, the Board of Trustees, all of whom are independent trustees for purposes of the 1940 Act, were advised by independent legal counsel. The Board's review addressed a variety of factors including: (1) the nature, quality and extent of services provided to the Trust under the
Agreement;  (2) the  Trust's  investment  performance  and  expenses  under  the
Agreement, (3) information comparing the Trust's expenses and investment performance to that of other comparable mutual funds, and (4) the reasonableness of the profitability of Huntington Asset Advisors, Inc. with respect to each portfolio in the Trust. In analyzing these factors, the Board reviewed and considered highly detailed expense and performance comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of each portfolio to a broad or general universe of funds and to a "peer group" of funds. The Board further reviewed staffing information including the recruiting and retention of qualified investment professionals. The Board also reviewed the investment processes employed by the Adviser with respect to each Fund.

     As disclosed elsewhere in this Statement of Additional Information, Huntington Asset Advisors, Inc. has soft dollar arrangements by which brokers provide research to Huntington Asset Advisors, Inc. in return for allocating brokerage to such brokers. The Board considered these arrangements. The Board also considered the costs and benefits to affiliates of Huntington Asset Advisors, Inc. such as costs and benefits associated with the assumption of duties as administrator and custodian to the Trust by Huntington National Bank. Also considered was the business reputation and financial resources of
Huntington Asset Advisors, Inc. and its ultimate corporate parent, Huntington Bancshares Incorporated.

     Based on its review, the Board of Trustees approved continuance of the Investment Advisory Agreement and determined the compensation payable under such agreement to be fair and reasonable in light of Huntington Asset Advisors, Inc.'s services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

     1 In 2001, Huntington replaced Huntington Bank as the investment adviser to the Trust. Because the Adviser is a wholly owned subsidiary of the Bank and all management and investment advisory personnel remain unchanged, transfer of the investment advisory function does not constitute an assignment for purposes of the Investment Company Act of 1940 and, therefore, does not require shareholder approval.

Sub-Advisers

     Effective May 1, 2001, the Florida Tax-Free Money Market Fund no longer has a sub-adviser. Prior to May 1, 2000, the sub-adviser for the Florida Tax-Free Money Fund was Countrywide Investments, Inc. ("Countrywide"), an indirect subsidiary of The Western and Southern Life Insurance Company. As of May 1, 2000, Countrywide reorganized part of its investment advisory operations into its affiliate, Fort Washington Investment Advisors, Inc. ("Fort Washington"). From May 1, 2000 to April 30, 2001, Fort Washington, whose address is 420 E. Fourth Street, Cincinnati, Ohio 45202, served as sub-adviser to the Florida Tax-Free Money Fund.

     For the period ended April 30, 2001, Huntington paid sub-advisory fees of $75,771 to Fort Washington. For the fiscal year ended 2000, Huntington paid sub-advisory fees of $32,313 and $68,415 to Countrywide and Fort Washington, respectively. For the fiscal year ended 1999, Huntington paid Countrywide as sub-adviser to the Florida Tax-Free Money Fund $62,555.

     Effective December 31, 2001, the Huntington International Equity Fund no longer has a sub-adviser. Prior to December 31, 2001, the sub-adviser for the Huntington International Equity Fund was Federated Global Investment Management Corp. ("FGIM"). From May 1, 2001 to December 31, 2001, FGIM, whose address is 175 Water Street, New York, NY 10038, served as sub-adviser to the Fund. Huntington will now serve as investment adviser to the Fund

     For the fiscal year ended 2001, Huntington paid sub-advisory fees of $114,176 to FGIM.

Glass-Steagall Act

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser and the Sub-Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the Sub-Advisory Agreement and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the Sub-Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services that could be provided by the Adviser, or the Sub-Adviser, the Board of Trustees of the Trust would review the Trust's relationship with the Adviser and the Sub-Adviser and consider taking all action necessary in the circumstances.

     Should further legislative, judicial or administrative action prohibit or restrict the activities of the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of the Trust, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any Customer.

Portfolio Transactions

     Huntington may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Huntington and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by Huntington. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of an investment adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Huntington to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Huntington in the interest of achieving the most favorable net results for the Trust.

     As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

Brokerage Allocation and Other Practices

     Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     Huntington places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, Huntington, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Huntington receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Huntington and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The fee paid by a Fund to Huntington is not reduced because Huntington and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, Huntington may cause a Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. Huntington's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

     In the fiscal years ended December 31, 2001, 2000 and 1999, the Funds named below paid the following brokerage commissions:

Fund                      2001              2000              1999
--------------------------------------------------------------------------------

Growth Fund               $99,918           $150,366          $193,889
Income Equity Fund        $313,007          $247,120          $78,969
Rotating Index Fund       $2,100            N/A               N/A
Dividend Capture Fund     $72,087           N/A               N/A
International Equity Fund $21,992,334       N/A               N/A
Mid Corp America Fund     $69,074           N/A               N/A
New Economy Fund          $18,041           N/A               N/A
Mortgage Securities Fund  $16,990           N/A               N/A

     Brokerage commissions for the Income Equity Fund, increased in 2000 versus 1999 primarily as a result of increased portfolio turnover in order to reduce unrealized gains and losses.

     As of December 31, 2001, certain Funds held the securities of the Trust's regular brokers or dealers or of their parents as follows:

Fund                                                 Holdings (000)

Money Market Fund...................................   $ 38,959
U.S. Treasury Money Market Fund.....................   $ 34,397
Mid Corp America Fund...............................   $    256

Code of Ethics

     Each of the Trust, the Adviser, and the Distributor maintain Codes of Ethics which permit their personnel to invest in securities for their own accounts. As of the date of this SAI, copies of these Codes of Ethics have been filed with the Securities and Exchange Commission as exhibits to the Trust's Registration Statement.

Administrator

     Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate:

            ----------------------------------------------
                 Maximum        Average Aggregate Daily
             Administrative     Net Assets of the Funds
                   Fee
            ----------------------------------------------
            ----------------------------------------------
               .075 of 1%        on the first 4 billion
            ----------------------------------------------
            ----------------------------------------------
                .07 of 1%        on the next $3 billion
            ----------------------------------------------
            ----------------------------------------------
               .065 of 1%        on assets in excess of
                                 $7 billion
            ----------------------------------------------

     The administrative fee received during any fiscal year shall be at least $50,000 per Fund.

     From December 20, 1999, to November 30, 2001, Huntington Asset Advisors, Inc., served as Administrator of the Trust pursuant to an Administrative Agreement, dated December 20, 1999.

     For the fiscal years ended December 31, 2001, 2000 and 1999, the Funds paid the following fees pursuant to the applicable administration agreement with
Huntington:

Fund                                      2001        2000        1999
----                                      ----        ----        ----

Money Market Fund                         $1,448,503  $ 1,315,915 $
                                                                  1,341,946
Ohio Municipal Money Market Fund          $307,240    $ 269,355   $ 288,242
Florida Tax-Free Money Fund               $94,584     $ 71,356    $ 43,795
U.S. Treasury Money Market Fund           $689,414    $ 635,072   $ 663,337
Growth Fund                               $373,735    $ 436,425   $ 461,809
Income Equity Fund                        $307,870    $ 310,001   $ 340,847
Rotating Index Fund                       $4,579      N/A         N/A
Dividend Capture Fund                     $15,875     N/A         N/A
International Equity Fund                 $24,343     N/A         N/A
Mid Corp America Fund                     $41,085     N/A         N/A
New Economy Fund                          $9,982      N/A         N/A
Mortgage Securities Fund                  $48,358     $ 45,865    $ 62,194
Ohio Tax-Free Fund                        $68,166     $ 71,713    $ 85,391
Michigan Tax-Free Fund                    $30,617     $ 35,075    $ 44,443
Fixed Income Securities Fund              $214,249    $ 218,453   $ 220,957
Intermediate Government Income Fund       $103,919    $ 121,981   $ 149,502
Short/Intermediate      Fixed      Income $157,646    $ 160,578   $ 164,874
Securities Fund

Sub-Administrator

     Huntington Bank serves as sub-administrator to the Funds, assisting with the provision of administrative services necessary to operate the Funds. Huntington Bank receives a fee at the following annual rate of the average daily net assets of the Funds.

            ----------------------------------------------
                 Maximum       Average Daily Net Assets
            Sub-Administrative       of the Funds
                   Fee
            ----------------------------------------------
            ----------------------------------------------
                  .060%          on the first $4 billion
            ----------------------------------------------
            ----------------------------------------------
                  .055%          on the next $3 billion
            ----------------------------------------------
            ----------------------------------------------
                  .050%          on  assets  in excess of
                                 $7 billion
            ----------------------------------------------

Financial Administrator

     Huntington Bank also serves as the financial administrator providing administrative and portfolio accounting services to the Funds. For its services, Huntington Bank receives a fee equal to 0.0425 of 1% of the average daily net assets of the Funds, subject to a minimum annual fee of $9,000 for each additional class of shares (existing prior to December 1, 2001) of any Fund having more than one class of shares.

Administrative Services Agreement

     The Trust has entered into an Administrative Services Agreement with Huntington Bank pursuant to which Huntington Bank will perform certain shareholder support services with respect to the Trust Shares and Investment A Shares of each of the Funds. Such shareholder support services may include, but are not limited to, (i) establishing and maintaining shareholder accounts and records pertaining to such accounts; (ii) processing dividend and distribution payments from the Funds on behalf of shareholders; (iii) providing periodic shareholder account statements of holdings in each of the Funds and integrating such information with holdings maintained in other accounts serviced by
Huntington Bank; (iv) arranging for bank wires; (v) responding to shareholder inquiries regarding services performed; (vi) responding to shareholder inquiries regarding their investments; (vii) providing sub-accounting with respect to omnibus accounts held by Huntington through which shareholders are invested in the Funds and other sub-accounting requested by the Trust; (viii) where required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and other tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders; (x) assisting in processing changes in shareholder dividend options, account designations and addresses of record; (xi) processing shareholder participation in systematic investment and systematic withdrawal programs; and (xii) such other similar services as the Trust may reasonably request to the extent permitted under applicable laws.

     In consideration for such services, Huntington is paid a fee by the Funds at a maximum annual rate of up to 0.25% of the average daily net asset value of such Shares of each Fund. Huntington has contractually agreed to waive such fees to the rate of 0.10% of average daily net assets for each of the Funds through April 30, 2001.

     The Administrative Services Agreement became effective on November 1, 2000 and will continue in effect for a period of one year, and thereafter will continue for successive one-year periods, unless terminated by either party.

      Expenses

     The Trust's service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of Huntington Bank, Securities and Exchange Commission fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current Shareholders, costs and expenses of Shareholders' and Trustees' reports and meetings and any extraordinary expenses.

Distributor

     The Fund's Distributor, Edgewood Services Inc., (Distributor) markets the Shares to institutions or to individuals, directly or through investment professionals. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc.

Distribution Plan (12b-1 Fees)

     Consistent with Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan pursuant to which brokers and dealers receive fees from the Funds in connection with the sale and distribution of Investment A Shares and Investment B Shares and the provision of shareholder services to holders of such share classes. The Trust expects that the distribution efforts funded through the use of 12b-1 fees will increase assets and therefore reduce Fund expenses through economies of scale, and provide greater opportunities for diversified investments.

     In accordance with the Distribution Plan, the Distributor or the Funds may enter into agreements with brokers and dealers relating to distribution and/or administrative services with respect to the Investment A Shares and/or Investment B Shares of the Funds. The Distributor or the Funds may also enter into agreements with administrators (including financial institutions, fiduciaries, custodians for public funds, and investment advisers) to provide administrative services with respect to Investment A Shares and/or Investment B Shares. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of customer account cash balances; answering routine customer inquiries regarding Investment A Shares or Investment B Shares; assisting customers in changing dividend options, account designations, and addresses; and providing such other services as the Distributor or the Funds may reasonably request in connection with investments in Investment A Shares or Investment B Shares.

     Payments made under the Distribution Plan are made regardless of expenses incurred by the Distributor in providing these services.

     For each of the Investment A Shares class and Investment B Shares class, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustee, or by a vote of a majority of the outstanding Investment A Shares or Investment B Shares (as applicable) of that Fund. The Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustee, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the fee payable thereunder for either Investment A Shares or Investment B Shares with respect to a Fund requires the approval of the shareholders of that Fund's Investment A Shares or Investment B Shares (as applicable). The Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts paid to brokers, dealers and administrators pursuant to any agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made."

     The Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of all the Trustees, cast in person at a meeting called for such purpose. For so long as the Distribution Plan remains in effect, the selection and nomination of those Trustees who are not interested persons of the Trust (as defined in the 1940
Act) shall be committed to the discretion of such independent persons.

     For the fiscal years ended December 31, 2001, 2000 and 1999, the Funds named below paid the following fees pursuant to the Distribution Plan for Investment A Shares:

Fund                                 2001          2000           1999
----                                 ----          ----           ----

Money Market Fund*                   $1,044,890    $ 716,219      $ 305,102
Ohio Municipal Money Market Fund*    $359,105      $ 212,243      $ 123,058
Florida Tax-Free Money Fund*         $81,670       $ 47,919       $ 5,117
U.S. Treasury Money Market Fund*     $95,560       $ 78,028       $ 44,491
Growth Fund                          $32,181       $ 40,166       $ 41,480
Income Equity Fund                   $4,951        $ 3,999        $ 4,688
Rotating Index Fund                  $250          N/A            N/A
Dividend Capture Fund                $1,429        N/A            N/A
International Equity Fund            $477          N/A            N/A
Mid Corp America Fund                $263          N/A            N/A
New Economy Fund                     $136          N/A            N/A
Mortgage Securities Fund*            $2,065        $ 2,074        $ 2,648
Ohio Tax-Free Fund                   $3,824        $ 2,944        $ 3,647
Michigan Tax-Free Fund               $14,018       $ 15,916       $ 21,604
Fixed Income Securities Fund         $2,935        $ 3,091        $ 3,616
Intermediate Government Income Fund  $4,384        $ 4,578        $ 5,953

     * For the fiscal year ended December 31, 2000, gross distribution fees for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Florida Tax-Free Money Fund and Mortgage Securities Fund, respectively, were $883,373, $272,417, $98,764, $57,414, and $2,860, of which
$167,154,  $59,976,  $20,736,  $9,495, and $786 were voluntarily waived. For the fiscal year ended December 31, 1999, gross distribution fees for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Florida Tax-Free Money Fund and Mortgage Securities Fund, respectively, were $762,756, $307,646, $111,050, $12,861, and $5,297, of which $457,654, $184,588,
$66,559, $7,744 and $2,649 were voluntarily waived.

     For the fiscal years ended December 31, 2001 and 2000, the Funds named below paid the following fees pursuant to the Distribution Plan for Investment B
Shares:

Fund                                 2001                  2000
----                                 ----                  ----

Money Market Fund                    $113                  $0
Growth Fund                          $6,724                $0
Income Equity Fund                   $2,658                $0
Dividend Capture Fund                $6,050                N/A
International Equity Fund            $339                  N/A
Mid Corp America Fund                $1,657                N/A
New Economy Fund                     $1,433                N/A
Fixed Income Securities Fund         $1,548                $0

Custodian

     For each of the Funds, except the International Equity Fund, Huntington Bank acts as custodian. For an annual fee of 0.026% of each Fund's average daily net assets, Huntington Bank is generally responsible as custodian for the safekeeping of Fund assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate Fund name or the name of a nominee, maintenance of bank accounts on behalf of the Funds. In addition, Huntington is responsible as record keeper for the creation and maintenance of all Fund accounting records relating to custodian activities required by the 1940 Act.

Sub-Custodian

     State Street Bank and Trust Company, whose address is Two Heritage Drive, Quincy, Massachusetts 02171, serves as the custodian for the International Equity Fund.

Transfer Agent and Dividend Disbursing Agent

     Unified Fund Services, Inc., whose address is P.O. Box 6110 Indianapolis, IN 46206-6110, serves as the transfer agent and dividend disbursing agent for the Trust.


Independent Auditors

     KPMG LLP, whose address is Two Nationwide Plaza, Columbus, Ohio 43215, serves as the independent auditors for the Trust.

Legal Counsel

     Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, are counsel to the Trust and will pass upon the legality of the Shares offered hereby.

Principal Holders of Securities

     Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of shares of any Fund. Huntington is a wholly owned subsidiary of Huntington Bank. Huntington Bank, a national banking association, is an indirect wholly-owned subsidiary of Huntington Bancshares Incorporated, a bank holding company organized under the laws of Ohio. By virtue of Huntington's affiliation with Huntington Bank, Huntington may be deemed to control the Funds.

                        5% OR MORE OWNERS AS OF APRIL 11, 2002

                           MONEY MARKET FUND - TRUST SHARES

Name and Address                       Percentage of Ownership of Record

Carey & Company                                   99.88%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                        MONEY MARKET FUND - INVESTMENT A SHARES

Name and Address                         Percentage of Ownership of Record

NFSC FBO                                            37.13%
Our Customers
Attn: Mike McLaughlin 4NY
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

Carey & Company                                                         26.20%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010


Carey & Company                                                         16.99%
c/o Huntington National Bank
41 South High St. HC1116
Attn: Monitor Funds SHR SRV Dept.
Columbus, OH 43215

Firstar Bank                                                            11.64%
Attn: ACM Dept. SL-TW-17TF
PO Box 387
St. Louis, MO 63166-0387

                        MONEY MARKET FUND - INVESTMENT B SHARES

Name and Address                         Percentage of Ownership of Record

SEI Investments                                                         65.03%
Seed Account
One Freedom Valley
Oaks, PA 19456

NFSC FEBO # ASX-875317                                                  28.00%
NFS/FMTC Roth IRA
FBO Andrea Sue Miller
908 Aintree Park Drive
Mayfield Village, OH 44143-3531

Michelle Fabrizi Cust.                                                   6.22%
FBO Nickolas Fabrizi UTMA-OH
8761 Prospect Road
Strongsville, Ohio 44149-1206

                         MONEY MARKET FUND - INTERFUND SHARES

Carey & Company                                                        100.00%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                    OHIO MUNICIPAL MONEY MARKET FUND - TRUST SHARES

Name and Address                      Percentage of Ownership of Record

Carey & Company                                                         99.04%
c/o Huntington National Bank
Easton Oval EA4E70
Columbus, OH 43219


                OHIO MUNICIPAL MONEY MARKET FUND - INVESTMENT A SHARES

Name and Address                     Percentage of Ownership of Record

Carey & Company                                                         74.11%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

NFSC FBO                                                                13.96%
Our Customers
Attn: Mike McLaughlin 4NY
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                      FLORIDA TAX-FREE MONEY FUND - TRUST SHARES

Name and Address                  Percentage of Ownership of Record

Carey & Company                                                        100.00%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                   FLORIDA TAX-FREE MONEY FUND - INVESTMENT A SHARES

Name and Address                      Percentage of Ownership of Record

Carey & Company                                                         99.64%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                    U.S. TREASURY MONEY MARKET FUND - TRUST SHARES

Name and Address                Percentage of Ownership of Record

Carey & Company                                                         99.86%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010


                 U.S. TREASURY MONEY MARKET FUND - INVESTMENT A SHARES

Name and Address                 Percentage of Ownership of Record

Carey & Company                                                         64.69%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

NFSC FBO                                                                26.38%
Our Customers
Attn: Mike McLaughlin 4NY
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                              GROWTH FUND - TRUST SHARES

Name and Address                       Percentage of Ownership of Record

Carey & Company                                                         91.27%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                           INCOME EQUITY FUND - TRUST SHARES

Name and Address                         Percentage of Ownership of Record

Carey & Company                                                         95.61%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                       INCOME EQUITY FUND - INVESTMENT A SHARES

Name and Address                    Percentage of Ownership of Record

Deborah R. Govenor &                                                     7.62%
Paul J. Bartels JTWROS
4170 Evansdale Rd.
Columbus, OH 43214-2908

Lucille R. Weiss Trust                                                   5.45%
Lucille R. Weiss Trustee
1975 Christmas Run
Wooster, OH 44691-1511


NFSC FEBO # 0HE-392103                                                   5.29%
John B. Payne
Donaldeen A. Payne
884 Pipestone Dr.
Columbus, OH 43235-1752

                            NEW ECONOMY FUND - TRUST SHARES

Carey & Company                                                         97.69%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                        NEW ECONOMY FUND - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC FEBO # 0hE-668974                                                  26.74%
Lukas Braunschweiler
10255 Wellington Blvd.
Powell, OH 43065-7671

Donna E. Benhase                                                        11.15%
7473 Shaker Run Ln.
West Chester, OH 45069-6300

                         MID CORP AMERICA FUND - TRUST SHARES

Name and Address                             Percentage of Ownership of Record

Carey & Company                                                         99.08%
c/o Huntington National Bank
7 East Oval EA4E70
Columbus, OH 43219

                      MID CORP AMERICA FUND - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC FEBO # 0HE-774510                                                  11.21%
NFS/FMTC IRA
FBO Judy J. Lenhof
5718 Cottontail Court
Dayton, OH 45431-2901


NFSC FEBO # 0HE-668974                                                   6.79%
Lukas Braunschweiler
10255 Wellington Blvd.
Powell, OH 43065-7671

NFSC FEBO # 0HE-904333                                                   6.34%
Christopher M. Rowane
Cheryl A. Rowane
6685 Deerview Dr.
Loveland, OH 45140-5920

NFSC FEBO # A74-810860                                                   5.36%
NFS/FMTC IRA
FBO Peggy A. Eshman
5617 Mapleridge Street
Cincinnati, OH 45227-1310
                          INTERNATIONAL EQUITY - TRUST SHARES

Name and Address                             Percentage of Ownership of Record

Carey & Company                                                         97.61%
c/o Huntington National Bank
7 East Oval EA4E70
Columbus, OH 43219

                      INTERNATIONAL EQUITY - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC FEBO # A74-144118                                                  28.54%
Janie Brandt TTEE
Virgil Greavin TR FBO Jane
Brandt U/A 2/26/93
4588 Greensburg Ct.
Batavia, OH 45103-4027

Donna E. Benhase                                                        23.71%
7473 Shaker Run Ln.
West Chester, OH 45069-6300

NFSC FEBO # A74-886920                                                  13.37%
NFS/FMTC Rollover IRA
FBO Gary Willey
2743 Jackson Pike
Batavia, OH 45103-8466


NFSC FEBO # A74-144117                                                   5.71%
Jane Brandt TTEE
Virgil Greavin TR FBO Patti
Greavin U/A 2/26/93
4588 Greensburg Ct.
Batavia, OH 45103-4027

NFSC FEBO # H6F-526312                                                   5.46%
NFS/FMTC Rollover IRA
FBO Kara L. Kelley
2055 Montcalm
Lowell, MI 49331-9250

                      INTERNATIONAL EQUITY - INVESTMENT B SHARES

Name and Address                             Percentage of Ownership of Record

NFSC FEBO # A74-533297                                                   6.39%
NFS/FMTC IRA
FBO Sandra G. Marx
7603 Overlook Hills
Cincinnati, OH 45244-3286

                         DIVIDEND CAPTURE FUND - TRUST SHARES

Name and Address                             Percentage of Ownership of Record

Carey & Company                                                         73.08%
c/o Huntington National Bank
41 South High St.
Columbus, OH 43215-6101

Carey & Company                                                         23.78%
c/o Huntington National Bank
7 East Oval EA4E70
Columbus, OH 43219

                      DIVIDEND CAPTURE FUND - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC FEBO #H6F-060917                                                   32.88%
Deloris R. Crowe TTEE
Deloris R. Crowe Living Trust
U/A 12/20/00
48395 Bayshore Drive
Belleville, MI 48111-4604

NFSC FEBO # BXH-529613                                                  10.65%
NFS/FMTC Rollover IRA
FBO Robert A. Myers
25772 Brittany Rd.
Perrysburg, OH 43551-9126

NFSC FEBO # 0HE-874957                                                   9.26%
NFS/FMTC IRA
FBO Eugene C. D'Angelo Jr.
2451 Brixton Road
Columbus, OH 43221-3009

NFSC FEBO #BXH-001430                                                    8.27%
Plabell Rubber Products, Inc.
710 Village Pkwy.
Waterville, OH  43566-1368

                             ROTATING INDEX - TRUST SHARES

Name and Address                             Percentage of Ownership of Record

Carey & Company                                                         97.16%
c/o Huntington National Bank
7 East Oval EA4E70
Columbus, OH 43219

                       ROTATING INDEX FUND - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC FEBO # H6F-060917                                                  33.32%
Deloris R. Crowe TTEE
Deloris R. Crowe Living Trust
U/A 12/20/00
48395 Bayshore Dr.
Belleville, MI 48111-4604

NFSC FEBO # BXH-529613                                                  10.79%
NFS/FMTC Rollover IRA
FBO Robert A. Myers
25772 Brittany Rd.
Perrysburg, OH 43551-9126

NFSC FEBO #BXH-001430                                                    8.38%
Plabell Rubber Products, Inc.
710 Village Pkwy.
Waterville, OH  43566-1368

                        MORTGAGE SECURITIES FUND - TRUST SHARES

Name and Address                   Percentage of Ownership of Record

Carey & Company                                                         93.46%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

FABCO                                                                    5.47%
Attn: Omnibus Acct.
c/o Suntrust
P.O. Box 105870 Center 3144
Atlanta, GA, 30348-5870

                    MORTGAGE SECURITIES FUND - INVESTMENT A SHARES

Name and Address         Percentage of Ownership of Record

NFSC FEBO # 130-310743                                                   9.68%
FMT CO Cust IRA Rollover
FBO J Michael Cahill
31 North Street
Hatfield, MA 01038-9748

Betty F. Sheridan                                                        6.29%
Charles H. Sheridan JT WROS
985 Kenoma E
Venice, FL 34292-1961

NFSC FEBO # BXH-515647                                                   5.75%
NFSC/FMTC IRA
FBO Nancy A. Temme
1029 Farmview Dr.
Waterville, OH 43566-1132

                          OHIO TAX-FREE FUND - TRUST SHARES

Name and Address                Percentage of Ownership of Record

Carey & Company                                                         89.17%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010


                       OHIO TAX-FREE FUND - INVESTMENT A SHARES

Name and Address            Percentage of Ownership of Record

NFSC FEBO # ASX-295418                                                  11.24%
Maria Calogero
1831 Rockefeller Rd.
Wickliffe, OH 44092-1939

Ursula E. M. Umberg                                                      8.95%
William J. Umberg JT WROS
3267 Pickbury Drive
Cincinnati, OH 45211-6802

John W. Warbritton                                                       7.45%
Arlene J. Warbritton JT WROS
1149 East College Avenue
Westerville, OH 43081-2519

NFSC FEBO # OHE-438480                                                   7.26%
Audrey Baker
Audrey Baker
2429 Johnston Road
Columbus, OH 43220-4746

NFSC FEBO # OHE-245305                                                   6.67%
Genevieve Crandall
Dorothy Farley
5885 Beechcroft Rd. Apt. 315
Columbus, OH 43229-9151

                         MICHIGAN TAX-FREE FUND - TRUST SHARES

Name and Address                     Percentage of Ownership of Record

Carey & Company                                                         99.64%
c/o Huntington National Bank
41 South High Street
Columbus, OH 43215-6101

                     MICHIGAN TAX-FREE FUND - INVESTMENT A SHARES

Name and Address                              Percentage of Ownership of Record

Welland W. Sprague                                                       9.03%
430 Lyons
Porttland, MI 48875-1059

Bruce H. Coleman TTEE                                                    6.15%
Arlene J. Coleman TTEE
Coleman Living Trust U/A/D 12/23/93
3824 Algansee Dr. NE
Grand Rapids, MI 49525-2003

NFSC FEBO # CW 0-501751                                                  5.61%
HADI Group Distributors
14301 Telegraph Rd.
Redford, MI 48239-3359

                      FIXED INCOME SECURITIES FUND - TRUST SHARES

Name and Address                     Percentage of Ownership of Record

Huntington Trust Company NA                                             60.45%
Attn: Marcus Hopkins HC1024
41 South High Street
Columbus, OH 43215-6101

Carey & Company                                                         32.03%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                  FIXED INCOME SECURITIES FUND - INVESTMENT A SHARES

Name and Address                            Percentage of Ownership of Record

State Street Bank & Trust Co.                                           12.02%
The IRA for
William J. Umberg
3267 Pickbury Drive
Cincinnati, OH 45211-6802

Fifth Third Bank TR                                                      7.87%
AGT CINTI Inst Fine Arts
01-0-0891630
P. O. Box 630074
Cincinnati, OH 45263-0001

Lillian Vinson Richardson                                                7.09%
232 Brookhaven Dr. N.
Gahanna, OH 43230-2704


Lillian V. Richardson                                                    7.02%
232 Brookhaven Dr. North
Gahanna, OH 43230-2704

Julia E. Greenwood                                                       5.39%
Thurber Towers, Apt. 903
645 Neil Avenue
Columbus, OH 43215-1619

                  FIXED INCOME SECURITIES FUND - INVESTMENT B SHARES

Name and Address                      Percentage of Ownership of Record

NFSC FEBO # A60-816450                                                   5.91%
NFS/FMTC IRA
FBO Kathleen C. Van Sant
2880 Halleck Rd.
Morgantown, WV 26508-3625

NFSC FEBO # A60-017680                                                   5.01%
Robert L. Williams TTEE
Williams Family Trust
U/A 8/7/91
120 Arlington Ave.
Charleston, WV 25302-4116

                  INTERMEDIATE GOVERNMENT INCOME FUND - TRUST SHARES

Name and Address                     Percentage of Ownership of Record

Carey & Company                                                         72.37%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

Carey & Company                                                         16.34%
c/o Huntington National Bank
41 South High Street
Columbus, OH 43215-6101

FMCO                                                                    10.67%
7 Easton Oval
EA4E70
Columbus, OH 43219-6010


               INTERMEDIATE GOVERNMENT INCOME FUND - INVESTMENT A SHARES

Name and Address                          Percentage of Ownership of Record

S B Davis Company                                                        9.83%
Profit Sharing Trust
P.O. Box 141476
Grand Rapids, MI 49514-1476

            SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND - TRUST SHARES

Name and Address                             Percentage of Ownership of Record

Carey & Company                                                         96.16%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                               SHAREHOLDER RIGHTS

     The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest, representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established four classes of shares, known as Investment A Shares, Investment B Shares, Trust Shares, and Interfund Shares. Interfund Shares are offered only by the Money Market Fund. Investment A Shares and Investment B Shares of the Short/Intermediate Fixed Income Securities Fund are not presently being offered to the public. Only the Money Market Fund, the Growth Fund, the Income Equity Fund, the Dividend Capture Fund, the International Equity Fund, the Mid Corp America Fund, the New Economy Fund and the Fixed Income Securities Fund presently offer Investment B Shares.

     Investment  A Shares,  Investment B Shares,  Trust  Shares,  and  Interfund
Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or a Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

     All shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, or
(ii) only holders of Investment A Shares and/or Investment B Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

     The rights of shareholders cannot be modified without a majority vote.

     The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of shares representing 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

     Under Massachusetts law, shareholders could, under certain circumstances, beheld personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

     Shareholder inquiries regarding Investment A Shares should be directed to The Huntington Investment Company, 41 South High Street, Columbus, Ohio 43287.

     Shareholder inquiries regarding Investment B Shares should be directed to The Huntington Investment Company, 41 South High Street, Columbus, Ohio 43287.

     Shareholder inquiries regarding Trust Shares or Interfund Shares should be directed to Huntington, 41 South High Street, Columbus, Ohio 43215, Attn: Trust Services.

     Additional Information on Purchases, Exchanges and Redemptions

     Investment A Shares and Investment B Shares of each of the Funds may be purchased, exchanged or redeemed by contacting the Trust, The Huntington Investment Company or a Huntington Personal Banker.

     Trust Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Huntington or its affiliates or correspondent banks. Individuals who receive Trust Shares as a result of a trust distribution or similar transaction or by operation of law, will be permitted to retain such shares, but may not purchase additional Trust Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Trust Shares, if permitted by the account agreement, as well as redemptions of Trust Shares, are made by contacting the Trust.

     Interfund Shares are available only for purchase by the Huntington Equity Funds and the Huntington Income Funds and may be purchased, exchanged or redeemed by contacting the Trust.

     Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder's permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

     In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

     In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. In such cases, the signature must be guaranteed by:

     o a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the FDIC;

     o    a  member  of the  New  York,  American,  Midwest,  or  Pacific  Stock
          Exchanges;

     o a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

     o    any  other  "eligible  guarantor   institution,"  as  defined  in  the
          Securities Exchange Act of 1934.

     The Trust does not accept signatures guaranteed by a notary public. In the future, the Trust may elect to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust reserves the right to amend these standards at any time without notice.

Other Purchase Information

     Purchases of all classes of shares are made at net asset value, plus (for Investment A Shares only) any applicable sales charge. All purchases, except for of Interfund Shares, are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Investment A Shares or Investment B Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

     If at any time the right to purchase shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional shares and have dividends reinvested.

     Payment in Kind. In addition to payment by check, shares of a Fund may be purchased by customers of Huntington in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone Huntington at (800) 253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, Huntington will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

     Securities accepted by a Fund are valued in the manner and on the days described in the section entitled "Determination of Net Asset Value" as of 4:00 p.m. (Eastern Time).

     The value of the securities to be exchanged and of the shares of the Fund may be higher or lower on the day Fund shares are offered than on the date of receipt by Huntington of the written description of the securities to be exchanged. The basis of the exchange of such securities for shares of the Fund will depend on the value of the securities and the net asset value of Fund shares next determined following acceptance on the day Fund shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from Huntington.

     A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go "ex" (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

     Sales Charge Reductions (Investment A Shares). Sales charges applicable in purchases of Investment A Shares may be reduced for certain investors or groups of investors who make larger investments. Investors wishing to take advantage of these reductions should call the Trust.

     Accumulated Purchases. If an existing shareholder already owns Investment A Shares on which he or she paid a sales charge, the sales charge or any additional purchases will be reduced if the total amount of the purchases would make the investor eligible for a sales charge reduction.

     For example, a shareholder who purchased $150,000 worth of Investment A Shares in a Fund, the sales charge on an additional $150,000 purchase in that Fund would be the charge applicable to a $300,000 investment.

     Letter of Intent. An investor who signs a letter of intent to purchase within a 13-month period at least $100,000 worth of Investment A Shares in any Equity or Income Fund will be eligible for the applicable sales charge reduction on each purchase over the 13-month period. Until the investor reaches the necessary threshold, the amount of the sales charge discount will be held in escrow by the Trust.

     For example, an investor who signs a letter of intent to purchase $100,000 in Investment A Shares of an Equity Fund will only pay a 5.75% sales charge on all purchases made during the period which total at least $100,000 and will deposit 1.00% (the amount of the discount) in escrow.

     The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum initial investment of at least $25,000.

     A Letter of Intent will not obligate the investor to purchase Investment A Shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

     Reinstatement Privilege. Every shareholder has a one-time right, within 30 days of redeeming Investment A Shares, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

     If  the   shareholder   redeems   Investment  A  Shares  and  utilizes  the
reinstatement privilege, there may be tax consequences.

     Concurrent Purchases. For purposes of qualifying for a sales charge reduction, an investor may combine concurrent purchases of Investment A Shares in two or more Equity or Income Funds. For example, if an investor concurrently purchases Investment A Shares in one Fund totaling $30,000 and Investment A Shares in another Fund totaling $70,000, the sales charge will be reduced for each investment as if $100,000 had been invested in each Fund.

     To receive this sales charge reduction, the applicable Huntington Group member must be notified in writing by the shareholder at the time the concurrent purchases are made.

Other Exchange Information

     Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a signature guarantee.

     Unless otherwise specified in writing, the existing registration and reinvestment options relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

     Exchanges will not be available for shares purchased by check until the check has cleared.

Other Redemption Information

     Redemptions of all classes of shares are made at net asset value, less (for Investment B Shares only) any applicable CDSC. If you make exchanges of your Investment B Shares among the Funds, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original shares.

     If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a signature guarantee) to the Trust, c/o The Huntington National Bank, 41 South High Street (HC 1116), Columbus Ohio 43287, Attention: Investor Services.

     Proceeds from the redemption of shares purchased by check will not be available until the check has cleared.

     Shareholders of the Money Market Funds who write checks to redeem Investment A Shares may be subject to certain checking account fees. Checks written on these accounts may be negotiated through the shareholder's local bank and should not be sent to the issuing bank in order to redeem Investment A Shares. Canceled checks are sent to the shareholder each month.

     Redemption in kind. Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

     Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

     Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

     Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.


DETERMINATION OF NET ASSET VALUE


     Net  asset  value is  calculated  as of the  close  of the New  York  Stock
Exchange every Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veterans' Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

     For valuing securities in calculating net asset value, the Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The process of selecting securities is consistent with the credit quality and diversification requirements of Rule 2a-7. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates. Pursuant to Rule 2a-7, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (except as described below) nor maintain a dollar-weighted average maturity of greater than 90 days. Repurchase agreements involving the purchase of securities with remaining maturities of greater than 397 days will be treated as having a maturity equal to the period remaining until the date on which the repurchase is scheduled to occur or, where no date is specified and the agreement is subject to a demand feature, the notice period applicable to the demand to repurchase those securities. A variable rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount may be recovered through exercise of the demand feature. A floating rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     The Trustees have undertaken to establish procedures reasonably designed, taking into account current market conditions and each of the Money Market Funds' investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include a review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors, the Trustees will take such steps as they deem appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share based on available market quotations. In addition, if Huntington becomes aware that any Second Tier Security or Unrated Security held by a Fund has received a rating from any NRSRO below the NRSRO's two highest rating categories, the procedures adopted by the Trustees in accordance with Rule 2a-7 require Huntington to dispose of such security unless
(i) the sale would cause the deviation between the Fund's amortized cost and market-determined values per share to exceed 0.40 of 1% (in which case the Trustees will meet to determine what action to take) or (ii) the Trustees reassess the credit quality of the security and determine that it is in the best interests of shareholders to retain the investment. In the event a Fund holds a defaulted security, a security that has ceased to be an Eligible Security, or a security that has been determined to no longer present minimal credit risks, Rule 2a-7 requires the Fund to dispose of the security unless the Trustees determine that such action is not in the best interest of shareholders. The Rule requires each Fund to limit its investments to securities determined to present minimal credit risks based on factors in addition to ratings assigned a security by an NRSRO and which are at the time of acquisition Eligible Securities.

     Rule 2a-7, as amended, defines the terms NRSRO, Requisite NRSROs, Eligible Securities, Rated Securities, Unrated Securities, Demand Features, Guarantees, Unconditional Demand Features, First Tier Securities and Second Tier Securities in establishing risk limiting conditions for money market mutual funds.

       A summary of those definitions follows:

     "NRSRO" is any nationally recognized statistical rating organization as that term is used in the Securities Exchange Act of 1934, that is not an affiliated person of the issuer, guarantor or provider of credit support for the instrument. While the Appendix to the Statement of Additional Information identifies each NRSRO, examples include Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc.

     "REQUISITE NRSROS" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time the fund acquired the security, that NRSRO.

     "ELIGIBLE SECURITIES" are defined as (i) Rated Securities with a remaining maturity of 397 or less days and which have received rating in one of the two highest rating categories; (ii) Unrated Securities that are of comparable equality, provided that an Unrated Security is not an Eligible Security if the security has received a long-term rating from any NRSRO that is not within the NRSRO's three highest long-term rating categories, unless the security has received a long-term rating from an NRSRO in one of the three highest rating categories, and provided that certain asset backed securities shall not be Eligible Securities unless they have received a rating from an NRSRO; and (iii)a security that is subject to a Demand Feature or Guarantee whether the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee.

     "RATED SECURITIES" include (i) securities that have received a short-term rating from an NRSRO, or have been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security, or (ii) securities that are subject to a Guarantee that has received a short-term rating from an NRSRO, or a Guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and a security with the Guarantee. In either case, a security is not a Rated Security if it is subject to an external credit support agreement that was no in effect when the security was assigned its rating, unless the security has received a short-term rating reflecting the existence of the credit support or the credit support itself has received a short-term rating.

     "UNRATED SECURITIES" are any securities that are not Rated Securities.

     "DEMAND FEATURE" is (i) a feature permitting the holder of a security to sell the security at an exercise price equal to the approximate amortized cost of the security plus accrued interest, if any, at the time of exercise, provided that such feature must be exercisable either at any time on no more than 30 calendar days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 calendar days' notice; or (ii) a feature permitting the holder of certain asset backed securities unconditionally to receive principal and interest within 397 calendar days of making demand.

     "GUARANTEE" is an unconditional obligation of a person other than the issuer of the security to undertake to pay, upon presentment by the holder of the Guarantee (if required), the principal amount of the underlying security plus accrued interest when due or upon default, or, in the case of an Unconditional Demand Feature, an obligation that entitles the holder to receive upon exercise the approximate amortized cost of the underlying security or securities, plus accrued interest, if any. A Guarantee includes a letter of credit, financial guaranty (bond) insurance, and an Unconditional Demand Feature (other than an Unconditional Demand Feature provided by the issuer of the security).

     "UNCONDITIONAL DEMAND FEATURE" means a Demand Feature that by its terms would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities.

     "FIRST TIER SECURITY" means any (i) Rated Security which has received the highest short-term rating by the Requisite NRSROs for debt obligations, (ii) any Unrated Security that is of comparable quality, (iii) any security issued by a registered investment company that is a money market fund, or (iv) certain government securities.

     "SECOND TIER SECURITY" means any Eligible Security that is not a First Tier Security.

     Each of the Funds relies on one or more pricing services authorized by the Board of Trustees ("Authorized Pricing Services") to value its securities in calculating net asset value. Each of the Funds values its securities in calculating net asset value as follows. Equity securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by an Authorized Pricing Service. Fixed Income, securities traded on a national securities exchange or in the over-the-counter market are valued at their last-reported sale price or, if there is no reported sale, at a bid price estimated by an Authorized Pricing Service. For other debt securities, including zero-coupon securities, and foreign securities, an Authorized Pricing Service will be used.

     U.S. government securities held by the Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an Authorized Pricing Service.

     Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at net asset value.

     For securities which cannot be priced by an Authorized Pricing Service, the Board of Trustees has authorized the Trust's record keeper to seek a good faith fair value determination from a broker-dealer or other financial intermediary. The Board of Trustees has also established a Pricing Committee which will determine in good faith the fair valuation of a security in the event that market quotations are not readily available. In certain circumstances, in accordance with the Trust's Pricing Procedures, the Pricing Committee may seek a good faith fair value determination where an Authorized Pricing Service has provided a price.

     If any securities held by a Fund are restricted as to resale, their fair value is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

     The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                                        TAXES

Federal Income Taxation

     It is intended that each Fund qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) distribute with respect to each taxable year at least 90% of the sum of its "investment company taxable income" (as that term is defined in the Code) and its tax-exempt interest income (less deductions attributable to that income) for such year, if any; and

     (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If a Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the under-distributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund distributions. Distributions from a Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in a Fund.

     Due to certain of a Fund's hedging and other investment activities, the net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than a Fund's net tax exempt and taxable income. If a Fund distributes amounts in excess of the Fund's "earnings and profits" (which provide a measure of a Fund's dividend paying capacity for tax purposes), such distributions to shareholders will be treated as a return of capital to the extent of a shareholder's basis in his or her shares, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the relevant shares. However, because a Fund's expenses attributable to earning tax exempt income do not reduce the Fund's current earnings and profits, a portion of any distribution in excess of a Fund's net tax exempt and taxable income may be considered paid out of the Fund's earnings and profits and may therefore be treated as a taxable dividend (even though that portion economically represents a return of the Fund's capital).

     Exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes (see below). If a Fund intends to pay only exempt-interest dividends, the Fund may be limited in its ability to engage in such taxable transactions as forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users (within the meaning of Section 147(a) of the Code). Recipients of certain Social Security and Railroad Retirement benefits may have to take into account exempt-interest dividends from the Fund in determining the taxability of such benefits. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Fund. A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year.

     Hedging transactions. Certain investment and hedging activities of a Fund, including transactions in options, futures contracts, straddles, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund's income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Foreign currency-denominated securities and related hedging transactions. A Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Foreign Tax Credit. If more than 50% of a Fund's assets at year end consists of the stock or securities in foreign corporations, that Fund intends to qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which shareholders may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. A Fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

     Sale or redemption of shares. The sale, exchange or redemption of a Fund's shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of a Fund's shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of a Fund's shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Backup Withholding. In general, a Fund is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of share sales, exchanges, or redemptions made by and taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under- reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

     The Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisers with respect to the potential application of these new regulations.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of shares of a Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisers with specific reference to their own tax situation.


State Taxation

     Florida. Florida does not impose an income tax on individuals. Thus, individual shareholders of the Florida Tax-Free Money Fund will not be subject to any Florida state or local income taxes on distributions received from the Florida Tax-Free Money Fund.

     Florida does impose a state income tax on the income of corporations, limited liability companies (that are subject to federal income taxation) and certain trusts (excluding probate and testamentary trusts), that is allocated or apportioned to Florida. For those types of shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Tax-Free Money Fund, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Code. Provided that the Florida Tax-Free Money Fund qualifies as a regulated investment company under the Code and complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103 of the Code, corporate shareholders of the Florida Tax-Free Money Fund may receive Section 103 interest income from Florida Tax-Free Money Fund distributions. While
Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Tax-Free Money Fund shareholder arising from Florida Tax-Free Money Fund distributions is subject to Florida corporate income taxes. Other distributions from the Florida Tax-Free Money Fund to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

     Provided that on January 1 of a given year at least 90% of the net asset value of the portfolio of assets of the Florida Tax-Free Money Fund is comprised of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the U.S. Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, shares of the Florida Tax-Free Money Fund will not be subject to Florida intangible personal property taxes for that year. If the Florida Tax-Free Money Fund fails to meet this 90% test, then the entire value of the Florida Tax-Free Money Fund shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the Florida intangible personal property tax.

     Shareholders of the Florida Tax-Free Money Fund should consult their tax advisers about other state and local tax consequences of their investments in the Florida Tax-Free Money Fund.

     Michigan. Provided that the Michigan Tax-Free Fund qualifies as a regulated investment company under the Code and complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103 of the Code, individual shareholders of the Michigan Tax-Free Fund residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Michigan Tax-Free Fund to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam. Other distributions from the Michigan Tax-Free Fund, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax. Shareholders of the Michigan Tax-Free Fund should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Tax-Free Fund.

     Ohio. Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Municipal Money Market Fund or the Ohio Tax-Free Fund ("Distributions") to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"). Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio Obligations. However, shares of the Ohio Municipal Money Market Fund and the Ohio Tax Free Fund will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

     Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States ("Territorial Obligations") the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio. In addition, net interest on Territorial Obligations is excluded from the net income base of the Ohio corporation franchise tax to the extent such interest is excluded from gross income for federal income tax purposes.

     Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

     The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund are not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied.

     This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund will each continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each of the Funds consists of Ohio Obligations or similar obligations of other states or their subdivisions.

     Shareholders of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund.

DIVIDENDS AND DISTRIBUTIONS

Money Market Funds

     The net investment income of each class of shares of each Money Market Fund is determined as of 4:00 p.m. (Eastern Time) each Business Day. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record of each class as of the close of business and prior to the determination of net asset value. However, if you purchase shares by check, ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust. Unless the Business Day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Fund's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semiannual accounting period. Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next Business Day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional shares of the same class of the Fund at the net asset value per share, normally $1.00, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

     Net income of a class of shares of a Money Market Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund and the class and amortized market premium. Amortized market discount is included in interest income. None of the Money Market Funds anticipates that it will normally realize any long-term capital gains with respect to its portfolio securities.

     Normally each class of shares of the Money Market Funds will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of a class or classes of shares of a Money Market Fund determined at any time is a negative amount, the net asset value per share of such class or classes will be reduced below $1.00 unless one or more of the following steps, for which the Trustees have authority, are taken: (1) reduce the number of shares in each shareholder's account of the applicable class or classes, (2) offset each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends with regard to the applicable class or classes, or (3) combine these methods in order to seek to obtain the net asset value per share of the applicable class or classes at $1.00. The Trustees may endeavor to restore a Fund's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

     Should a Money Market Fund incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

Other Funds



     Each of the Funds, other than the Money Market Funds, will declare and distribute dividends from net investment income of each class of shares, if any, and will distribute its net realized capital gains, with respective to each class of shares, if any, at least annually.



                                PERFORMANCE INFORMATION

     From time to time the Trust may advertise the performance of one or more of the Funds. All data is based on past performance and is not intended to indicate future results. Performance of Trust Shares, as compared to Investment A Shares or Investment B Shares, will normally be higher because Investment A Shares and Investment B Shares are subject to distribution (12b-1) fees.

Money Market Funds

     Generally, the Money Market Funds will advertise seven-day yields and seven-day effective yields. In addition, the Ohio Municipal Money Market Fund and the Florida Tax-Free Money Fund may also advertise tax-equivalent yields.

     The yield for each class of shares of a Money Market Fund is computed by determining the percentage net change, excluding capital changes and any income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a charge reflecting any deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 (or approximately 52 weeks).

     The effective yield for each class of shares of a Fund represents a compounding of the base period return by adding 1, raising the sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

              Effective Yield = [(Base Period Return +1) 365/7 ] -1

     Tax-equivalent yield is computed by dividing the portion of a Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

     Based on the seven-day period ended December 31, 2001 (the "base period"), the yield and effective yield of the Trust Shares of each of the Money Market Funds were as follows:

      Fund-Trust Shares                                    Yield     Effective Yield

      Money Market Fund...............................      1.22%        1.23%
      Ohio Municipal Money Market Fund................      1.18%        1.19%
      Florida Tax-Free Money Fund.....................      0.92%        0.93%
      U.S. Treasury Money Market Fund.................      1.20%        1.20%

       Based on the seven-day  period ended December 31, 2001 (the "base period"),  the yield and effective  yield of the  Investment  A, B and  Interfund  Shares of the Money
Market Funds listed below were as follows:

      Fund-Investment A Shares                               Yield    Effective Yield

      Money Market Fund...............................       0.97%       0.97%
      Ohio Municipal Money Market Fund................       0.93%       0.93%
      Florida Tax-Free Money Fund.....................       0.67%       0.68%
      U.S. Treasury Money Market Fund.................       0.95%       0.95%

      Money Market B Shares                                  Yield    Effective Yield

      Money Market B Shares...........................       0.47%       0.47%

      Money Market Interfund Shares                          Yield    Effective Yield

      Money Market Interfund Shares...................       1.47%       1.48%


     The tax-equivalent yield for Trust Shares of the Ohio Municipal Money Market Fund for the seven-day period ended December 31, 2001, was 2.23% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

     The  tax-equivalent  yield for  Investment  A Shares of the Ohio  Municipal
Money Market Fund for the seven-day  period ended  December 31, 2001,  was 1.76%
(assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

     The tax-equivalent yield for Trust Shares of the Florida Tax-Free Money Fund for the seven-day period ended December 31, 2001, was 1.52% (assuming a 39.6% federal income tax bracket).

     The tax-equivalent yield for Investment A Shares of the Florida Tax-Free Money Fund for the seven-day period ended December 31, 2001, was 1.11% (assuming a 39.6% federal income tax bracket).

Other Funds

     Generally, the Equity and Income Funds will advertise average annual total returns. In addition, the Ohio Tax-Free Fund and the Michigan Tax-Free Fund may advertise thirty-day tax-equivalent yields.

                                        ERV 1
                        Average Annual Return = ( ) n - 1
                                          P

     In accordance with SEC guidelines, the average annual total return for each class of shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

     In accordance with SEC guidelines, the yield for each class of shares of an Equity or Income Fund is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a - b
                           Yield = 2[ (      +1 ) (6) +1]
                                         cd

     Where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

     In accordance with SEC guidelines, the tax-equivalent yield for each class of the Equity and Income Funds is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

     The average annual total returns for Investment A Shares and Investment B Shares of each of the following Funds (including the effect of the sales load) for the one-year, five-year and ten-year periods and for the life of the respective Fund through December 31, 2001, were as follows:

                              Fiscal Year   Five Years   Ten Years   Inception
                                 Ended        Ended       Ended       through
Fund Investment A Shares       12/31/2001   12/31/2001  12/31/2001   12/31/2001
-------------------------------------------------------------------------------
Growth Fund
  Before Taxes                  (21.75)%      7.93%        9.69%      9.96%(1)
  After        Taxes       on   (21.75)%      6.82%        8.37%      8.66%(1)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of   (13.25)%      6.40%        7.74%      8.01%(1)
  Shares
Income Equity Fund
  Before Taxes                  (4.27)%       5.90%        8.80%      8.21%(2)
  After        Taxes       on   (5.62)%       4.08%        7.27%      6.66%(2)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of   (2.34)%       3.88%        6.60%      6.09%(2)
  Shares
Rotating Index Fund
  Before Taxes                    N/A          N/A          N/A     (11.63)% (3)
  After        Taxes       on     N/A          N/A          N/A     (11.63)% (3)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A     (7.08)% (3)
  Shares
Dividend Capture Fund
  Before Taxes                    N/A          N/A          N/A      0.94% (4)
  After        Taxes       on     N/A          N/A          N/A     (1.30)% (4)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A      0.53% (4)
  Shares
International Equity Fund
  Before Taxes                    N/A          N/A          N/A     (27.73)% (4)
  After        Taxes       on     N/A          N/A          N/A     (27.76)% (4)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A     (16.88)% (4)
  Shares
Mid Corp America Fund
  Before Taxes                    N/A          N/A          N/A     (1.97)% (4)
  After        Taxes       on     N/A          N/A          N/A     (2.08)% (4)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A     (1.20)% (4)
  Shares
New Economy Fund
  Before Taxes                    N/A          N/A          N/A     (4.54)% (4)
  After        Taxes       on     N/A          N/A          N/A     (4.61)% (4)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A     (2.77)% (4)
  Shares
Mortgage Securities Fund
  Before Taxes                   2.68%        5.51%         N/A       5.59%(5)
  After        Taxes       on    0.69%        3.18%         N/A       2.43%(5)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    1.59%        3.21%         N/A       2.79%(5)
  Shares
Ohio Tax-Free Fund
  Before Taxes                  (1.55)%       3.09%        3.99%      4.28%(1)
  After        Taxes       on   (1.82)%       3.02%        3.95%      4.25%(1)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    0.72%        3.29%        4.04%      4.30%(1)
  Shares
Michigan Tax-Free Fund
  Before Taxes                  (1.25)%       3.35%        4.68%      4.73%(6)
  After        Taxes       on   (1.73)%       3.24%        4.62%      4.67%(6)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    1.03%        3.50%        4.64%      4.69%(6)
  Shares
Fixed Income Securities Fund
  Before Taxes                   2.90%        4.99%        5.49%      6.27%(1)
  After        Taxes       on    0.86%        2.53%        3.00%      3.78%(1)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    1.72%        2.73%        3.13%      3.81%(1)
  Shares
Intermediate Government
Income Fund
  Before Taxes                   1.92%        5.17%        5.46%      5.60%(6)
  After        Taxes       on    0.05%        3.01%        3.24%      3.38%(6)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    1.14%        3.03%        3.25%      3.37%(6)
  Shares

(1)   Since 5/1/91
(2) Performance shown represents combined performance of the Trust Shares class from 7/3/89 to 5/14/97 (adjusted to reflect expenses associated with Investment A Shares) and the Investment A Shares class since its 5/14/97 inception.
(3)   Since 5/1/01
(4)   Since 3/1/01
(5)   Since 6/2/92
(6) Performance shown includes the applicable predecessor FMB Fund, effective 4/13/98. Performance shown since inception date of 12/2/91.
(7)   Since 12/2/91

                               Fiscal     Five Years    Ten Years    Inception
                             Year Ended     Ended         Ended       through
Fund Investment B Shares+    12/31/2001   12/31/2001   12/31/2001    12/31/2001
-------------------------------------------------------------------------------
Growth Fund
  Before Taxes                (21.53)%      8.09%         9.52%      9.72% (1)
  After       Taxes       on  (21.53)%      6.93%         8.30%      8.51% (1)
  Distributions
  After       Taxes       on
  Distributions  and Sale of  (13.11)%      6.51%         7.71%      7.90% (1)
  Shares
Income Equity Fund
  Before Taxes                 (3.84)%      6.44%         9.39%      10.04%(2)
  After       Taxes       on   (4.99)%      4.67%         7.79%      8.16% (2)
  Distributions
  After       Taxes       on
  Distributions  and Sale of   (2.06)%      4.39%         7.09%      7.47% (2)
  Shares
Dividend Capture Fund
  Before Taxes                   N/A         N/A           N/A       1.57% (3)
  After       Taxes       on     N/A         N/A           N/A      (0.64)% (3)
  Distributions
  After       Taxes       on
  Distributions  and Sale of     N/A         N/A           N/A       0.91% (3)
  Shares
International Equity Fund
  Before Taxes                   N/A         N/A           N/A      (27.37)% (3)
  After       Taxes       on     N/A         N/A           N/A      (27.39)% (3)
  Distributions
  After       Taxes       on
  Distributions  and Sale of     N/A         N/A           N/A      (16.66)% (3)
  Shares
Mid Corp America Fund
  Before Taxes                   N/A         N/A           N/A      (1.42)% (3)
  After       Taxes       on     N/A         N/A           N/A      (1.49)% (3)
  Distributions
  After       Taxes       on
  Distributions  and Sale of     N/A         N/A           N/A      (0.86)% (3)
  Shares
New Economy Fund
  Before Taxes                   N/A         N/A           N/A      (4.43)% (3)
  After       Taxes       on     N/A         N/A           N/A      (4.45)% (3)
  Distributions
  After       Taxes       on
  Distributions  and Sale of     N/A         N/A           N/A      (2.70)% (3)
  Shares
Fixed Income Securities Fund
  Before Taxes                  2.39%       4.87%         5.19%      5.88% (1)
  After       Taxes       on    0.44%       2.43%         2.71%      3.38% (1)
  Distributions
  After       Taxes       on
  Distributions  and Sale of    1.41%       2.65%         2.90%      3.47% (1)
  Shares

(1)   Since 5/1/91
(2)   Since 7/3/89
(3)   Since 3/1/01

     + Prior to 5/1/00 (the inception date for Investment B Shares), performance for Investment B Shares includes the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

     The average annual total returns for Trust Shares of each of the following Funds for the one-year, five-year and ten-year periods and for the life of the respective Fund through December 31, 2001, were as follows:

                             Fiscal Year   Five Years   Ten Years    Inception
                                Ended        Ended        Ended       through
Fund Trust Shares             12/31/2001   12/31/2001   12/31/2001  12/31/2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth Fund
  Before Taxes                (16.75)%      9.50%        10.62%     10.89% (1)
  After       Taxes      on   (16.75)%      8.33%        9.22%      9.58% (1)
  Distributions
  After       Taxes      on
  Distributions   and  Sale   (10.20)%      7.70%        8.52%      8.88% (1)
  of Shares
Income Equity Fund
  Before Taxes                 1.84%        7.43%        9.72%      9.00% (1)
  After       Taxes      on    0.30%        5.75%        8.06%      7.42% (1)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    1.40%        5.35%        7.36%      6.81% (1)
  of Shares
Rotating Index Fund
  Before Taxes                  N/A          N/A          N/A      (10.10)% (2)
  After       Taxes      on     N/A          N/A          N/A      (10.10)% (2)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A      (6.15)% (2)
  of Shares
Dividend Capture Fund
  Before Taxes                  N/A          N/A          N/A       7.27% (3)
  After       Taxes      on     N/A          N/A          N/A       4.82% (3)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A       4.38% (3)
  of Shares
International Equity Fund
  Before Taxes                  N/A          N/A          N/A      (23.11)% (3)
  After       Taxes      on     N/A          N/A          N/A      (23.15)% (3)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A      (14.07)% (3)
  of Shares
Mid Corp America Fund
  Before Taxes                  N/A          N/A          N/A       4.39% (3)
  After       Taxes      on     N/A          N/A          N/A       4.24% (3)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A       2.67% (3)
  of Shares
New Economy Fund
  Before Taxes                  N/A          N/A          N/A       1.35% (3)
  After       Taxes      on     N/A          N/A          N/A       1.25% (3)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A       0.82% (3)
  of Shares

Mortgage Securities Fund
  Before Taxes                 8.14%        6.79%         N/A       6.35% (4)
  After       Taxes      on    5.94%        4.32%         N/A       3.07% (4)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.91%         4.19         N/A       3.36% (4)
  of Shares
Ohio Tax-Free Fund
  Before Taxes                 3.60%        4.35%        4.76%      5.36% (5)
  After       Taxes      on    3.32%        4.28%        4.72%      5.33% (5)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.03%        4.38%        4.75%      5.30% (5)
  of Shares
Michigan Tax-Free Fund
  Before Taxes                 3.89%        4.61%        5.35%      5.40% (6)
  After       Taxes      on    3.39%        4.49%        5.29%      5.34% (6)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.35%        4.60%        5.25%      5.29% (6)
  of Shares
Fixed Income Securities
Fund
  Before Taxes                 8.30%        6.28%        6.28%      7.14% (1)
  After       Taxes      on    6.04%        3.69%        3.67%      4.60% (1)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    5.00%        3.72%        3.73%      4.56% (1)
  of Shares
Intermediate Government
Income Fund
  Before Taxes                 7.28%        6.47%        6.15%      6.28% (6)
  After       Taxes      on    5.21%        4.18%        3.85%      3.98% (6)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.39%        4.03%        3.79%      3.90% (6)
  of Shares
Short/Intermediate Fixed
Income Securities Fund
  Before Taxes                 6.84%        5.85%        5.84%      6.72% (1)
  After       Taxes      on    4.63%        3.43%        3.31%      4.22% (1)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.14%        3.46%        3.42%      4.24% (1)
  of Shares

(1)   Since 7/3/89
(2)   Since 5/1/01
(3)   Since 3/1/01
(4)   Since 6/2/92
(5)   Since 10/18/88
(6) Performance shown includes the applicable predecessor FMB Fund, effective 4/13/98. Performance shown since inception date of 12/2/91.

     The tax-equivalent yield for the Investment A Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 2001, was 5.41% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

     The tax-equivalent yield for Investment A Shares of the Michigan Tax-Free Fund for the thirty-day period ended December 31, 2001, was 4.96% (assuming a 39.6% federal income tax bracket and a 4.2% Michigan income tax bracket).

     The tax-equivalent yield for the Trust Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 2001, was 6.14% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

     The tax-equivalent yield for the Trust Shares of the Michigan Tax-Free Fund for the thirty-day period ended December 31, 2001, was 5.68% (assuming a 39.6% federal income tax bracket and a 4.2% Michigan income tax bracket).

                             Tax-Equivalency Tables

     The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund, with respect to each class of shares offered, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in either Fund's portfolio generally remains free from federal regular income tax and is free from Ohio personal income taxes. The tables below provide tax-equivalent yields for selected tax-exempt yields. Some portion of either Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes. Taxable Yield Equivalent For 2002 Combined Federal And State Of Ohio Income Taxes


------------ ---------- ---------- --------------------------------------------
TAX
BRACKET:
FEDERAL         10.00%     15.00%      27.00%     30.00%     35.00%     39.60%

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
COMBINED
FEDERAL &      12.972%    19.457%     32.201%    36.900%    42.500%    47.100%
STATE

------------ ------------------------------------------------------------------
------------ ------------------------------------------------------------------
SINGLE              $0 -   $6,001 -   $27,951-   $67,701-  $141,251-      OVER
RETURN:         $6,000    $27,950     $67,700   $141,250   $307,050   $307,050

------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.57%      0.62%       0.74%      0.79%      0.87%      0.93%

      1.00%      1.15%      1.24%       1.47%      1.58%      1.74%      1.86%

      1.50%      1.72%      1.86%       2.21%      2.38%      2.61%      2.78%

      2.00%      2.30%      2.48%       2.95%      3.17%      3.48%      3.71%

      2.50%      2.87%      3.10%       3.69%      3.96%      4.35%      4.64%

      3.00%      3.45%      3.72%       4.42%      4.75%      5.22%      5.57%

      3.50%      4.02%      4.35%       5.16%      5.55%      6.09%      6.49%

      4.00%      4.60%      4.97%       5.90%      6.34%      6.96%      7.42%

      4.50%      5.17%      5.59%       6.64%      7.13%      7.83%      8.35%

      5.00%      5.75%      6.21%       7.37%      7.92%      8.70%      9.28%

      5.50%      6.32%      6.83%       8.11%      8.72%      9.57%     10.20%

      6.00%      6.89%      7.45%       8.85%      9.51%     10.43%     11.13%

      6.50%      7.47%      8.07%       9.59%     10.30%     11.30%     12.06%

      7.00%      8.04%      8.69%      10.32%     11.09%     12.17%     12.99%

      7.50%      8.62%      9.31%      11.06%     11.89%     13.04%     13.91%

      8.00%      9.19%      9.93%      11.80%     12.68%     13.91%     14.84%

      8.50%      9.77%     10.55%      12.54%     13.47%     14.78%     15.77%

      9.00%     10.34%     11.17%      13.27%     14.26%     15.65%     16.70%

     The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

                           Taxable Yield Equivalent For 2002
              Combined Federal And State Of Ohio Income Taxes (continued)

------------ ---------- ---------- --------------------------------------------
TAX
BRACKET:
FEDERAL         10.00%     15.00%      27.00%     30.00%     35.00%     39.60%

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
COMBINED
FEDERAL &      14.457%    20.201%     33.900%    36.900%    42.500%    47.100%
STATE

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
JOINT               $0 -  $12,001 -   $46,701-  $112,851-  $171,951-      OVER
RETURN:        $12,000    $46,700    $112,850   $171,950   $307,050   $307,050

------------ ------------------------------------------------------------------
------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.58%      0.63%       0.76%      0.79%      0.87%      0.93%

      1.00%      1.17%      1.25%       1.51%      1.58%      1.74%      1.86%

      1.50%      1.75%      1.88%       2.27%      2.38%      2.61%      2.78%

      2.00%      2.34%      2.51%       3.03%      3.17%      3.48%      3.71%

      2.50%      2.92%      3.13%       3.78%      3.96%      4.35%      4.64%

      3.00%      3.51%      3.76%       4.54%      4.75%      5.22%      5.57%

      3.50%      4.09%      4.39%       5.30%      5.55%      6.09%      6.49%

      4.00%      4.68%      5.01%       6.05%      6.34%      6.96%      7.42%

      4.50%      5.26%      5.64%       6.81%      7.13%      7.83%      8.35%

      5.00%      5.85%      6.27%       7.56%      7.92%      8.70%      9.28%

      5.50%      6.43%      6.89%       8.32%      8.72%      9.57%     10.20%

      6.00%      7.01%      7.52%       9.08%      9.51%     10.43%     11.13%

      6.50%      7.60%      8.15%       9.83%     10.30%     11.30%     12.06%

      7.00%      8.18%      8.77%      10.59%     11.09%     12.17%     12.99%

      7.50%      8.77%      9.40%      11.35%     11.89%     13.04%     13.91%

      8.00%      9.35%     10.03%      12.10%     12.68%     13.91%     14.84%

      8.50%      9.94%     10.65%      12.86%     13.47%     14.78%     15.77%

      9.00%     10.52%     11.28%      13.62%     14.26%     15.65%     16.70%

     The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

     The charts above are for illustrative purposes only. They are not indicators of past or future performance.

     *The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income (AGI) with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal AGI in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. In 1999, due to the state having surplus revenue, a 3.627% across the board reduction in the Ohio income tax rates for 1999 only was effected pursuant to Ohio Revised Code sections 131.44 and 5747.02. It is not yet known whether a reduction in the Ohio income tax rates will occur in 2000. A reduction in Ohio income tax rates, such at the 1999 reduction, has the effect of reducing the after-tax advantage of Ohio tax-exempt securities relative to taxable securities. The income amount shown is income subject to federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2000, taxpayers with AGI in excess of a threshold amount of approximately $128,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of AGI in excess of the threshold amount or (ii) 80% of the amount of such itemized deductions otherwise allocable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,800 (or fraction thereof) of AGI in the phase-out zone. For single taxpayers, the range of AGI comprising the phase-out zone for 2000 is estimated to be from $128,950 to $251,450 and for married taxpayers filling a joint return from $193,400 to $315,900. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation each year after 2000.


                                MICHIGAN TAX-FREE FUND

     The Michigan Tax-Free Fund, with respect to each class of shares offered, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax and is free from Michigan personal income taxes. Some portion of this Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes. The table below provides tax-equivalent yields for selected tax-exempt yields.

                           TAXABLE YIELD EQUIVALENT FOR 2002
                  COMBINED FEDERAL AND STATE OF MICHIGAN INCOME TAXES


------------ ---------- ---------- --------------------------------------------
TAX
BRACKET:
FEDERAL         10.00%     15.00%      27.00%     30.00%     35.00%     39.60%

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
COMBINED
FEDERAL &       14.10%     19.10%      31.10%     34.10%     39.10%     43.70%
STATE

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
JOINT               $0 -  $12,001 -   $46,701-  $112,851-  $171,951-      OVER
RETURN:        $12,000    $46,700    $112,850   $171,950   $307,050   $307,050

------------ ------------------------------------------------------------------
------------ ------------------------------------------------------------------
SINGLE              $0 -   $6,001 -   $27,951-   $67,701-  $141,251-      OVER
RETURN:         $6,000    $27,950     $67,700   $141,250   $307,050   $307,050

------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.58%       062%       0.73%      0.76%      0.82%      0.87%

      1.00%      1.16%      1.24%       1.45%      1.52%      1.64%      1.75%

      1.50%      1.75%      1.85%       2.18%      2.28%      2.46%      2.62%

      2.00%      2.33%      2.47%       2.90%      3.03%      3.28%      3.49%

      2.50%      2.91%      3.09%       3.63%      3.79%      4.11%      4.36%

      3.00%      3.49%      3.71%       4.35%      4.55%      4.93%      5.24%

      3.50%      4.07%      4.33%       5.08%      5.31%      5.75%      6.11%

      4.00%      4.66%      4.94%       5.81%      6.07%      6.57%      6.98%

      4.50%      5.24%      5.56%       6.53%      6.83%      7.39%      7.85%

      5.00%      5.82%      6.18%       7.26%      7.59%      8.21%      8.73%

      5.50%      6.40%      6.80%       7.98%      8.35%      9.03%      9.60%

      6.00%      6.98%      7.42%       8.71%      9.10%      9.85%     10.47%

      6.50%      7.57%      8.03%       9.43%      9.86%     10.67%     11.34%

      7.00%      8.15%      8.65%      10.16%     10.62%     11.49%     12.22%

      7.50%      8.73%      9.27%      10.89%     11.38%     12.32%     13.09%

      8.00%      9.31%      9.89%      11.61%     12.14%     13.14%     13.96%

      8.50%      9.90%     10.51%      12.34%     12.90%     13.96%     14.83%

      9.00%     10.48%     11.12%      13.06%     13.66%     14.78%     15.71%

     The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. Furthermore, no adjustment was made to reflect available state tax deductions on federal returns.

                             FLORIDA TAX-FREE MONEY FUND

     The Florida Tax-Free Money Fund, with respect to each class of shares offered, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax. Some portion of this Fund's income may result in liability under the federal alternative minimum tax. The table below provides tax-equivalent yields for selected tax-exempt yields.

                           TAXABLE YIELD EQUIVALENT FOR 2002
                      STATE OF FLORIDA--FEDERAL INCOME TAXES ONLY

------------ ---------- ---------- --------------------------------------------
TAX
BRACKET:
FEDERAL         10.00%     15.00%      27.00%     30.00%     35.00%     39.60%

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
JOINT               $0 -  $12,001 -   $46,701-  $112,851-  $171,951-      OVER
RETURN:        $12,000    $46,700    $112,850   $171,950   $307,050   $307,050

------------ ------------------------------------------------------------------
------------ ------------------------------------------------------------------
SINGLE              $0 -   $6,001 -   $27,951-   $67,701-  $141,251-      OVER
RETURN:         $6,000    $27,950     $67,700   $141,250   $307,050   $307,050

------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.66%      0.69%       0.78%      0.81%      0.87%      0.91%

      1.00%      1.21%      1.28%       1.47%      1.53%      1.64%      1.73%

      1.50%      1.77%      1.86%       2.15%      2.24%      2.41%      2.54%

      2.00%      2.32%      2.45%       2.84%      2.96%      3.18%      3.36%

      2.50%      2.88%      3.04%       3.52%      3.67%      3.95%      4.17%

      3.00%      3.43%      3.63%       4.21%      4.39%      4.72%      4.99%

      3.50%      3.99%      4.22%       4.89%      5.10%      5.48%      5.80%

      4.00%      4.54%      4.81%       5.58%      5.81%      6.25%      6.61%

      4.50%      5.10%      5.39%       6.26%      6.53%      7.02%      7.43%

      5.00%      5.66%      5.98%       6.95%      7.24%      7.79%      8.24%

      5.50%      6.21%      6.57%       7.63%      7.96%      8.56%      9.06%

      6.00%      6.77%      7.16%       8.32%      8.67%      9.33%      9.87%

      6.50%      7.32%      7.75%       9.00%      9.39%     10.10%     10.69%

      7.00%      7.88%      8.34%       9.69%     10.10%     10.87%     11.50%

      7.50%      8.43%      8.92%      10.37%     10.81%     11.64%     12.31%

      8.00%      8.99%      9.51%      11.06%     11.53%     12.41%     13.13%

      8.50%      9.54%     10.10%      11.74%     12.24%     13.18%     13.94%

      9.00%     10.10%     10.69%      12.43%     12.96%     13.95%     14.76%

     Note: The State of Florida levies a tax on intangible personal property, such as stocks, bonds and other evidences of indebtedness. For Individual Filers the first $250,000 of total taxable assets are exempt. Assets above $250,000 are taxed at $1.00 per $1,000 of value as of value as of January 1st. For Joint Filers the first $500,000 of total taxable assets are exempt. Assets above $500,000 are taxed at $1.00 per $1,000 of value as of January 1st. Because this is a tax on the value of an investment as opposed to the income generated therefrom, it becomes more difficult to include its effect in an income-derived equivalent yield table. In an effort to simplify your analysis, this table has been prepared assuming an across-the-board 10 basis point incremental benefit resulting from the avoidance of this tax.

     The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

                                FINANCIAL STATEMENTS

     The audited financial statements of the Funds for the year ended December 31, 2001, and the report of KPMG LLP, independent auditors, will be incorporated herein by reference from the Trust's Annual Report to Shareholders for the year ended December 31, 2001, which has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report to Shareholders may be obtained without charge by contacting the Trust.

                                      APPENDIX

     The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

     Long -Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

     Description of the long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):



Aaa         Bonds  which  are  rated Aaa are  judged  to be of the best  quality.  They carry the smallest  degree of investment  risk and are  generally  referred to as "gilt  edged."  Interest  payments are  protected by a large or by an exceptionally  stable  margin and  principal  is secure.  While the various
            protective   elements  are  likely  to  change,  such  changes  as  can  be visualized are most unlikely to impair the  fundamentally  strong  position of such issues.

Aa          Bonds  which  are  rated  Aa  are  judged  to be of  high  quality  by  all standards.  Together  with the Aaa group they  comprise  what are generally known  as  high-grade  bonds.  They are  rated  lower  than the best  bonds because  margins of protection  may not be as large as in Aaa securities or fluctuation  of  protective  elements may be of greater  amplitude or there may be  other  elements  present  which  make  the  long-term  risk  appear somewhat larger than the Aaa securities.

A           Bonds which are rated A possess many  favorable  investment  attributes and are to be  considered as  upper-medium-grade  obligations.  Factors  giving security to principal and interest are  considered  adequate,  but elements may be present which suggest a  susceptibility  to impairment  some time in the future.

Baa         Bonds  which are  rated  Baa are  considered  as  medium-grade  obligations
            (i.e.,  they are neither  highly  protected nor poorly  secured).  Interest payments  and  principal  security  appear  adequate  for the  present  but certain  protective  elements  may be lacking or may be  characteristically unreliable  over any great  length of time.  Such  bonds  lack  outstanding investment  characteristics  and in fact have  speculative  characteristics as well.

Ba          Bonds  which are rated Ba are judged to have  speculative  elements;  their future  cannot be  considered  as  well-assured.  Often the  protection  of interest  and  principal  payments  may be very  moderate,  and thereby not
            well  safeguarded   during  both  good  and  bad  times  over  the  future.
            Uncertainty of position characterizes bonds in this class.

B           Bonds which are rated B generally  lack  characteristics  of the  desirable
            investment.   Assurance   of  interest   and   principal   payments  or  of
            maintenance  of other  terms of the  contract  over any long period of time may be small.

Caa         Bonds  which are  rated CAA are of poor  standing.  Such  issues  may be in default  or there  may be  present  elements  of  danger  with  respect  to principal or interest.

Ca          Bonds which are rated CA represent  obligations  which are speculative in a high  degree.  Such  issues  are  often in  default  or have  other  marked shortcomings.

C           Bonds  which are rated C are the  lowest-rated  class of bonds,  and issues so rated  can be  regarded  as  having  extremely  poor  prospects  of ever attaining any real investment standing.

     Description of the long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA         An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
            Poor's.  The  obligor's  capacity to meet its  financial  commitment on the obligation is extremely strong.

AA          An obligation  rated `AA' differs from the highest rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A           An  obligation  rated  `A' is  somewhat  more  susceptible  to the  adverse
            effects  of  changes  in   circumstances   and  economic   conditions  than
            obligations in higher rated  categories.  However,  the obligor's  capacity to meet its financial commitment on the obligation is still strong.

BBB         An  obligation  rated  `BBB'  exhibits  adequate   protection   parameters.
            However,  adverse economic  conditions or changing  circumstances  are more likely  to  lead  to a  weakened  capacity  of  the  obligor  to  meet  its financial  commitment  on the  obligation.  Obligations  rated  `BB',  `B',
            `CCC',  `CC',  and `C'  are  regarded  as  having  significant  speculative characteristics.  `BB'  indicates the least degree of  speculation  and `C'
            the  highest.  While such  obligations  will likely  have some  quality and
            protective   characteristics,    these   may   be   outweighed   by   large
            uncertainties or major exposures to adverse conditions.

BB          An  obligation  rated  `BB' is less  vulnerable  to  nonpayment  than other speculative  issues.  However,  it faces  major  ongoing  uncertainties  or exposure  to adverse  business,  financial,  or economic  conditions  which could  lead to the  obligor's  inadequate  capacity  to meet its  financial commitment on the obligation.

B           Debt rated B has a greater  vulnerability  to default but currently has the capacity  to meet  interest  payments  and  principal  repayments.  Adverse business,  financial,  or economic  conditions  will likely impair capacity or willingness to pay interest and repay  principal.  The B rating category is also used for debt  subordinated  to senior  debt  that is  assigned  an actual or implied BB or BB- rating.

CCC         Debt rated CCC has a currently  identifiable  vulnerability to default, and is dependent upon favorable  business,  financial,  and economic conditions to meet timely  payment of interest  and  repayment  of  principal.  In the event of adverse business,  financial,  or economic  conditions,  it is not likely to have the capacity to pay interest  and repay  principal.  The CCC rating  category is also used for debt  subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC          The rating CC  typically  is applied to debt  subordinated  to senior  debt that is assigned an actual or implied CCC debt rating.

C           The  rating C  typically  is applied to debt  subordinated  to senior  debt which is assigned an actual or implied  CCC debt  rating.  The C rating may be used to cover a situation  where a  bankruptcy  petition has been filed, but debt service payments are continued.

Description of long-term debt ratings by Fitch IBCA:

AAA         Highest  credit  quality.  `AAA' ratings  denote the lowest  expectation of credit  risk.  They  are  assigned  only in case  of  exceptionally  strong capacity for timely  payment of  financial  commitments.  This  capacity is highly unlikely to be adversely affected by foreseeable events.

AA          Very high credit  quality.  `AA' ratings  denote a very low  expectation of credit risk.  They  indicate  very strong  capacity  for timely  payment of financial  commitments.  This capacity is not  significantly  vulnerable to foreseeable events.

A           High credit  quality.  `A' ratings denote a low expectation of credit risk.
            The capacity  for timely  payment of financial  commitments  is  considered strong. This capacity may,  nevertheless,  be more vulnerable to changes in circumstances  or in  economic  conditions  than  is the  case  for  higher ratings.

BBB         Bonds  considered  to  be  investment  grade  and  of  satisfactory  credit quality.  The  obligor's  ability to pay  interest  and repay  principal is considered  to be  adequate.  Adverse  changes in economic  conditions  and circumstances,  however,  are more likely to have  adverse  impact on these bonds,  and  therefore  impair  timely  payment.  The  likelihood  that the ratings  of these  bonds will fall below  investment  grade is higher  than for bonds with higher ratings.

BB          Bonds are  considered  speculative.  The obligor's  ability to pay interest and  repay  principal  may  be  affected  over  time  by  adverse  economic changes.  However,  business and financial  alternatives  can be identified
            which  could   assist  the   obligor  in   satisfying   its  debt   service
            requirements.

B           Bonds are  considered  highly  speculative.  While  bonds in this class are currently meeting debt service  requirements,  the probability of continued
            timely  payment of principal and interest  reflects the  obligor's  limited margin  of  safety  and the  need  for  reasonable  business  and  economic activity throughout the life of the issue.

CCC         Bonds have certain  identifiable  characteristics  which,  if not remedied,
            may  lead  to  default.   The  ability  to  meet  obligations  requires  an
            advantageous business and economic environment.

CC          Bonds are  minimally  protected.  Default  in payment  of  interest  and/or principal seems probable over time.

C           Bonds are imminent default in payment of interest or principal.

Short -Term Debt Ratings (may be assigned,  for example,  to commercial  paper,  master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1     Issuers  rated  Prime-1  (or  supporting   institutions)  have  a  superior
            ability  for  repayment  of senior  short-term  debt  obligations.  Prime-1 repayment  ability  will  often  be  evidenced  by  many  of the  following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2     Issuers rated Prime-2 (or  supporting  institutions)  have a strong ability for repayment of senior  short-term  debt  obligations.  This will normally be  evidenced  by many of the  characteristics  cited above but to a lesser degree.  Earnings  trends and coverage  ratios,  while  sound,  may be more
            subject  to   variation.   Capitalization   characteristics,   while  still
            appropriate,  may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3     Issuers  rated  Prime-3 (or  supporting  institutions)  have an  acceptable ability  for  repayment  of senior  short-term  obligations.  The effect of industry  characteristics  and market  compositions may be more pronounced.
            Variability  in  earnings  and  profitability  may result in changes in the level of debt  protection  measurements  and may  require  relatively  high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1         A  short-term  obligation  rated `A-1' is rated in the highest  category by
            Standard  &  Poor's.   The   obligor's   capacity  to  meet  its  financial
            commitment  on the  obligation  is strong.  Within this  category,  certain obligations  are  designated  with a plus sign (+). This indicates that the obligor's  capacity to meet its financial  commitment on these  obligations is extremely strong.

A-2         A short-term  obligation  rated `A-2' is somewhat more  susceptible  to the adverse effects of changes in  circumstances  and economic  conditions than obligations in higher rating  categories.  However,  the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3         A  short-term   obligation   rated  `A-3'  exhibits   adequate   protection
            parameters.    However,    adverse   economic    conditions   or   changing
            circumstances  are  more  likely  to lead  to a  weakened  capacity  of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1          Highest credit  quality.  Indicates the Best capacity for timely payment of financial  commitments;  may have an added "+" to denote any  exceptionally strong credit feature.

F2          Good  credit  quality.  A  satisfactory  capacity  for  timely  payment  of financial  commitments,  but the margin of safety is not as great as in the case of the higher ratings.

F3          Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
            commitments is adequate;  however,  near-term  adverse changes could result in a reduction to non-investment grade.

     Short-Term Loan/Municipal Note Ratings

     Moody's description of its two highest short-term loan/municipal note ratings:

     MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings

     Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

     BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

       The TBW Short-Term  Ratings apply to commercial  paper,  other senior short-term obligations  and  deposit  obligations  of the  entities to which the rating has been assigned.

       The TBW  Short-Term  Rating  apply  only to  unsecured  instruments  that have a maturity of one year or less.

       The TBW  Short-Term  Ratings  specifically  assess the likelihood of an untimely payment of principal or interest.

TBW-1       The highest  category;  indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2       The  second-highest  category;  while the degree of safety regarding timely repayment of  principal  and  interest is strong,  the  relative  degree of safety is not as high as for issues rated TBW-1.

TBW-3       The lowest investment-grade  category;  indicates that while the obligation is more  susceptible to adverse  developments  (both internal and external)
            than those with  higher  ratings,  the  capacity to service  principal  and interest in a timely fashion is considered adequate.

TBW-4       The lowest  rating  category;  this rating is  regarded  as non  investment grade and therefore speculative.


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